Lease Agreement No. 1-03-1198-3 for Unit No. 137.002.01+11+21+31

Made and Signed in Rosh Haayin on 2 February 2000

Appendices and Addenda
Appendix ‘A’	: Particulars of the Agreement
Appendix ‘A1’	: Specification of the Building and the Premises
Appendix ‘B’	: Operating Rules
Appendix ‘C’	: Management Agreement
Appendix ‘D’ - clause 31	: Plan of the Premises
Appendix ‘E’ - clause 5 (c) (1)	: Bank Guarantee
Appendix ‘F’ -	: Parking places
Addendum 1 and Appendix to Addendum 1	: Liability and insurance, Insurance Certificate

Between:
Mivneh Taasiya Ltd.
Of 4 Kaufman Street
Tel Aviv
Tel. 03-5190808,
Zip code 68012
(hereinafter:
“the Company”)

And:         (hereinafter: “the Company”)
Net 2 Wireless Israel Ltd.
Corporate No. 51-2869652

Of:  11 Ha’amal Street, Rosh Haayin, 48052
Tel. 9028600
Fax. 9028601
Mobile Phone:
c/o Nehemiah Davidson          I.D. 057175945

(hereinafter - “the Lessee”)

WHEREAS	the Company is the proprietor of the leasehold rights in the Land and the Building as set out in clauses 1 and 2 of Appendix ‘A’; and

WHEREAS	the Company has agreed to lease the Premises (as set out in Clause 3 of Appendix ‘A’) to the Lessee; and

WHEREAS	the Lessee is desirous of taking a lease of the Premises for the term and the purpose set out in clauses 4 and 5 of Appendix ‘A’.

It is therefore stipulated and agreed, as follows:
1.	Preamble

(a)	The preamble to this Agreement constitutes an integral part hereof.

(b)	The headings to the clauses in this Agreement are for convenience only, and are not part of the Agreement.

(c)	All the Appendices and Addenda to this Agreement constitute an integral part thereof.

(d)	Upon the signature of this Agreement, all the parties’ declarations and/or any undertaking and/or any representation made by them prior to the signature of this Agreement are null and void.

2.	Term of the lease

The Company hereby leases to the Lessee and the Lessee hereby takes on lease from the Company the Premises for the term of the Lease set out in clause 5 of Appendix ‘A’.

3.	Rent

The Lessee will pay the Company in advance, on the first day of each month, the principal rent set out in clause 6 of Appendix ‘A’ (hereinafter: “the Principal Rent”). Linkage differentials as hereinafter defined will be added to the Principal Rent:

CPI
-  means the Consumer Price Index, including fruit and vegetables published by the Central Bureau of Statistics. If the Base CPI is replaced or the system of calculation and preparation thereof is replaced or if it is published by another body other than the above Bureau, the Company will make the calculation of the increase in the CPI for the purposes of this clause, having regard to such changes.

The Base CPI	- means as set out in clause 7 of Appendix ‘A’.

NewCPI	- means the last CPI published from time to time before the date fixed in this Agreement for making any of the payments which the Lessee has undertaken to pay as set out in clause 6 of Appendix ‘A’.

Linkage Differentials	- means the difference between the New CPI and the Base CPI divided by the Base CPI, and multiplied by the Principal Rent.

The Principal Rent plus the Linkage Differentials will hereinafter be called in this Agreement: “the Rent”. The Rent plus value added tax will hereinafter be called: “the Revenue”. The parties agree that the Company may round up the periodic Revenue payable by the Lessee to the Company according to this Agreement to the nearest Shekel.

4.	Direct Debit Authorisation

To facilitate the collection of the Revenue (as defined in clause 5 (a) hereof) and/or the Compensation (as defined in clause 19(b) hereof) and/or the Insurance Expenses (as set out in clause 7 of the Addendum No. 1 to the Agreement) and/or the Lessee’s share of the expenses pursuant to clause 7(b)(1) of the Management Agreement and/or any other payment undertaken to be paid by the Lessee under this Lease Agreement, including Linkage Differentials and interest pursuant to clause 26 hereof, the Lessee will sign a letter/s of authorisation to the bank in the form customary in the Company and which has been provided to the Lessee for inspection (hereinafter - “Direct Debit”). All sums appearing in this clause above will be paid by way of the Direct Debit and debited to the Lessee’s account in the bank.
So long as the Lessee does not quit the Premises, the Lessee will not be entitled, without the written consent of the Company, to vary or cancel the Direct Debit.

5.    Bank Guarantee

(a)
As security for the performance of the Lessee’s undertakings under this Agreement of Lease, the Lessee hereby grants to the Company an autonomous bank guarantee in the sum mentioned in clause 11 of Appendix ‘A’, in the form attached as Appendix ‘B’ hereto (hereinafter: “the Bank Guarantee”).

(b)
The Company, may at its sole determination, from time to time, demand payment of the Bank Guarantee fully or partially in discharge of any sum which the Lessee owes the Company under this Agreement and for the security of the payment of which the Bank Guarantee was given, or if the Lessee fails to quit the Premises and does not surrender possession thereof to the Company pursuant to the terms of this Agreement.

(c)
The Company will return the Bank Guarantee to the Lessee after deducting the sums mentioned in sub-clause 5(c) (2) [sic] above 120 (one hundred and twenty) days after the date of the surrender of the Premises to the Company, pursuant to this Agreement.

6.	Suitability

(a)
The Lessee acknowledges having examined the location of the Building, the Premises in the Building, has inspected the Premises and examined the location of and in light of the same everything stated above and the provisions contained in clause 8(a) and clause 31 hereof, the Premises are suitable for its purposes.

(b)	The Lessee acknowledges that there is no inconsistency in the Premises within the meaning of that term contained in the Hire and Loan Law, 5731 - 1971.

(c)	The Company will deliver the Premises to the Lessee at the standard of finish detailed in the Adaptations Specification attached as Appendix ‘A1’ to this Agreement.

6A.	Option for a further Lease, non-construction of the Fourth Floor and Planning Expenses

(a)
The Lessee may notify the Company by 15/6/2000 of its wish to lease an additional area in the Building (hereinafter: “the Additional Area”) so that together with the Premises, all the areas of the Building will be in its possession. Until such date, the Company will not lease the Additional Area to any other lessee. If the Lessee has elected to lease the Additional Area as aforesaid, all the conditions of this Agreement, including that stated in Appendix ‘A’, mutatis mutandis, will apply, having regard to the increased area of the Premises.

(b)
The Lessee declares that it is aware that the fourth floor in the Building has yet to receive a building permit (hereinafter: “the Permit”) and it is possible that the Permit will not be granted and this floor will not be built. The Company undertakes to notify the Lessee by 1/4/2000 if a Permit has been received for the fourth floor. Insofar as on such date the Lessee did not get such notice from the Company, the Premises will include only three floors and the Lessee will lease the entire Building, mutatis mutandis, by that stated in Appendix ‘A’ to this Agreement.

(c)
The Lessee will be entitled to plan its internal adaptations in the Premises having regard to three floors only and impose the additional planning expenses on the Company against a reduction of the initial Rent which the Lessee will owe under this Agreement, to the extent that by 1/3/2000, the Company will not have notified the Lessee that it has received the Permit.

7.    Use

(a)	The Lessee will use the Premises for the purpose stated in clause 12 of Appendix A, only.

(b)
The Lessee will not place equipment in the Premises which could cause damage to the Premises nor will load the floor of the Premises over and above that for which the floor is designed, as stated in clause 12 of Appendix ‘A’.

8.    Receipt of Permits

(a)
The Lessee confirms that it has properly examined at the planning and building authorities and the local authority within whose jurisdiction the Premises are situated, the valid Town Building Plan in the region in which the Building and the Premises are situated (hereinafter: “the Plan”) and also examined the permitted uses of the Building and the Premises under the Plan. The Lessee has decided, with the knowledge of all the particulars relating to the Town Building Plan applicable to the area, to take a lease of the Premises from the Company for the purpose set out in this Agreement.

If, as a result of the use that the Lessee makes and/or will make of the Premises and being other than that of offices and/or hi-tech, the Company will be required by the Local Planning and Building Commission (hereinafter: “the Local Commission”) to pay betterment levy or by the Israel Lands Administration (hereinafter: “ILA”) to pay permit fees and/or additional capitalisation fees and/or any other sum, the Lessee will be bound to pay directly to the Local Commission and/or the ILA, respectively, such sum as the Company will be made liable by the Local Commissioner and/or the Administration, or reimburse the Company with any such sum that will be paid by the Company to the Local Commission and/or the ILA. The Company’s auditor’s certificate of the making of the payment by the Company will constitute conclusive evidence of the amount of the sum paid by the Company to the Local Commission and/or the ILA respectively.

(b)	The Lessee will take action to obtain all the necessary permits required by statute for conducting its business.

(c)	The Lessee declares that it is aware that the Company will bear no responsibility whatsoever for obtaining any permits that will be required for the purpose of conducting the Lessee’s business.

(d)	If, for any reason, the Lessee fails to receive a permit to carry its business, this will not exempt the Lessee from paying the Rent until the end of the Lease Term according to this Agreement.

(e)
The Lessee will turn to the firefighting services in the City Union within whose jurisdiction the Premises are situated (hereinafter: “the Firefighting Union”), to inquire as to the existing requirements with respect to the necessary firefighting arrangements required for conducting its business at the Premises. The Lessee will not make use of the Premises for the purpose of the Lease prior to receiving the approval of the Firefighting Union that their requirements have been fulfilled with respect to the carrying on of its business at the Premises, if such requirements have been submitted to the Lessee by the Firefighting Union.

9.	Electricity and Water

(a)
The Lessee confirms that it is aware that the supply of the electricity and/or the water to the Premises is conditional upon a contract between it and the Electric Corporation and the local authority being made, as appropriate.

(b)	The Company declares that it will arrange for an electrical connection to be made to the Premises in the output set out in clause 14 of Appendix ‘A’.

(c)	The Lessee will not be entitled to turn to the Electric Corporation to request an increased electrical connection (output) to the Premises unless it receives the Company’s consent in writing.

The Company will grant its written consent, subject to the Company making an account of the needs of the Lessee and the needs of all the remaining users of the Building in which the Premises are situated, and also of the feed ability of the existing cables.

10.	Maintenance and repairs of the Premises

(a)
The Lessee will be responsible for properly maintaining the Premises and repairing at its own expense any defect and/or fault and/or damage that has been caused to the Premises, whether by the Lessee or by others, except where such defect has been created by reasonable wear.

(b)
The Lessee will not be bound to repair any damage at the Premises resulting from defects in the construction of the Premises, from acts of aggression, earthquakes or other unforeseeable natural catastrophes. The Company will repair any defect that occurs at the Premises as stated in this sub-clause (b) within a reasonable time, subject as provided in sub-clause (c) hereof.

Notwithstanding the foregoing, if any damage is caused to the Building and/or to the Premises which, in the opinion of the Company and/or the Lessee, will not enable the Lessee to continue to use the Premises, the Company will be entitled, at its sole and absolute discretion, to determine whether it will reinstate the Premises and restore it to a condition which will enable the continued use thereof or not. In such a case, the Company will provide the Lessee with alternative premises and/or bear the costs of leasing alternative premises that will be found by the Lessee until the end of the Lease Term according to this Agreement or until the reinstatement of the Premises, whichever is the earlier.

(c)
The Lessee will notify the Company of any damage that will be caused to the Premises, as set out in sub-clause (b) above, within a reasonable time of the discovery thereof. In the absence of such notice by the Lessee, the Lessee will bear any additional expense that will be incurred by the Company in consequence of failing to punctually notify the Company.

(d)	The Lessee undertakes to abide by the operating rules attached as an Appendix to this Agreement.

11.	Cleaning

The Lessee undertakes to keep the Premises in a good condition and keep the Premises clean. Without derogating from that stated in this sub-clause, the Lessee undertakes to cause all garbage originating from the Lessee, the Premises or the environment thereof, to be removed.

12.	Public Areas and the Common Property

(a)
The Lessee will not be entitled to make any use of the pavements, roads and any other public area outside the Premises (as hereinafter defined) except for the purpose for which such public areas have been designed.

(b)	(1) The Common Property means - as defined in clause 2(a) of the Management Agreement.

(2)
The Lessee will be entitled to use the Common Property solely in accordance with the purposes and/or zoning and/or uses for which the Common Property is designed. The Company will be entitled from time to time, at its sole discretion, to permit any third party to make use of one part or another of the Common Property, for such purposes as it will determine.

(3)
For the removal of any doubt, the Lessee is aware that it will be entitled to use the areas of the Common Property solely in accordance with the provisions of any law, or the provisions of this Agreement.

(c)
(1)   The Company will be entitled, at its sole discretion, to add additional building areas on the land and/or in the Building, to the extent the Town Building Plans applicable now or hereafter to the land permit this, without the Lessee preventing and/or disturbing and/or opposing such additional building areas by the Company and on condition that the Lessee’s rights and/or the use of the Premises under this Agreement will not be impinged.

(2)
The Lessee undertakes and warrants that it will not in any way, directly or indirectly, prevent, and will not submit any opposition to, any plan which will be submitted by the Company for additional building areas on the land and/or in the Building, whether being a Town Building Plan or building permit plan or any other plan.

(3)
The Lessee undertakes to remove at its own expense any obstacle and/or article and/or installation and/or fixture belonging to it and which is situated in a place designated for the addition of any additional building areas by the Company. The Company will find an alternative place for the Lessee to leave the installations and/or fixtures that have been so removed.

(4)	The Company will use its best efforts to ensure that the works for adding building areas will not disrupt, to the extent possible, the possibility of using the Premises by the Lessee.

13.	Signage

(a)
The Lessee will not install any signs on the Premises without the written consent granted by the Company. The Company will not unreasonably withhold its consent to install the signs. It is hereby clarified for the avoidance of any doubt that the Lessee is under the duty and has the responsibility to attend to obtaining a licence for the signage from the competent authority according to law and pay any fee and/or levy which is payable by law to the competent authorities. In the case of the installation of a lighted sign, the Lessee will be bound to install the electrical connection at its own expense and bear the electricity supply costs. In any event, the Lessee will not install signs on the Premises prior to receiving a licence according to law for such installation.

(b)	The Company may determine the form, position and size of the signage and the Lessee will be bound to install the signage as determined by the Company.

(c)	The Company may remove, at the Lessee’s expense, any sign that will be installed by it in violation of the provisions of this clause.

(d)
The Lessee declares that it has no opposition and agrees that signs will be placed on the roof of the Building by the Company and/or any third party, with the licence of the Company. The Company is further entitled to attach a sign to the walls of the Building, including the name, logo and other details relating to and of the Company.

13A	Air-conditioning

In the event of air-conditioning being supplied to the Premises through the central air-conditioning system, or condensed cooling water being supplied from cooling towers, the Company will, to the best of its ability, employ, in the circumstances of each and every case, measures to ensure the constant supply of airconditioned air or cooled water, as appropriate.

Save that nothing in the foregoing shall impose upon the Company any liability, in tort or otherwise, in the case of any malfunction occurring in the system which could fully or partially shut down the supply of the airconditioning to the Lessee.

14.	Safekeeping of the Premises, alterations at the Premises, upper floor (gallery), shed

(a)
(1)   If the Lessee requests to use the walls of the Premises and/or the ceiling system and roof of the Premises and/or the Building and/or the other components of the Premises for the purpose of connecting or loading installations and/or items of any kind whatsoever, having a weight which could harm the same, the Lessee will be bound to obtain, prior to any implementing the foregoing, the Company’s written consent.

(2)	The Lessee will not be entitled to make any alteration or addition in the Premises, including an upper floor or shed (hereinafter: “the Addition”), without the prior written consent of the Company.

(3)
The Lessee will be entitled to remove any Addition made at the Premises on condition that it restores the condition of the Premises to what it was previously. The Lessee will, however, be entitled to leave the Addition at the Premises. If the Addition has been left at the Premises, it will become the property of the Company without any consideration being given for it by the Company.

(4)
The Company will be entitled to remove or demolish any Addition made by the Lessee without its consent, or restore the condition of the Premises to what it was previously, and the Lessee will bear any expense that will be incurred by the Company in connection therewith.

(5)
Notwithstanding that stated in this clause, the Lessee will be entitled, at any time until the end of the Lease Term, to dismantle any Addition that will have been installed by it at the Premises, with the Company’s consent, and deal therewith, after the dismantling thereof, in the manner of owners, on condition that the Lessee will not cause any damage to the Premises by dismantling the Addition.

(6)
If an Addition has been erected by the Lessee without the written consent of the Company, the Lessee will be solely responsible for any expense that will be incurred by the Company on account of the foregoing, including legal and/or financial liabilities and costs that will be charged to the Company or by which the Company will be fined by the court. The foregoing liability similarly applies to any damage that may be incurred by the Company and/or any third party following the making of such Addition. Any sums payable by the Company will be reimbursed by the Lessee to the Company within 7 days from receiving a written request from the Company.

(b)
(1)   The Lessee declares and acknowledges that it is aware that the erection of an Addition (upper floor and/or shed) in the Premises if this is possible according to the valid Town Building Plan in connection with the land and/or the Building, is subject to receiving a building permit from the competent planning authorities.

An upper floor for this purpose means - the addition of a floor to the area of the Premises, which will be constructed within the space of the Premises, between the floor and the ceiling.

(2)
If the Lessee requests to erect an Addition at the Premises and receives the Company’s consent for this, it will be bound to receive a lawful building permit for the purpose of erecting the Addition, and bear the permit fees and other sums payable to the Israel Lands Administration and also all and any levies and fees that will be payable to the Israel Lands Administration and/or the Local Commission and/or the local authority as a condition for obtaining a building licence, without this imposing any liability whatsoever on the Company, be it a planning or any other liability.

Subject to the foregoing, every plan to erect an Addition will first be submitted to the Company for approval and the Company will be entitled to refuse to approve such plan submitted, if it believes that approving the same will affect any building or other rights that it has.

(3)
Subject as provided in sub-clause (b)(1) - (3) above, the Lessee agrees that if it erects an Addition at the Premises, the Lessee will be bound to pay the Company additional Rent in a monthly sum that will be equal to 30% of the sum receivable by multiplying the area of the upper floor by the monthly rent, and dividing the same by the area of the Premises (hereinafter: “the Additional Rent”). Insofar as the upper floor will be erected by the Company, the Additional Rent will be at the rate of 65%, correspondingly.

(5)	The Additional Rent will be payable upon the date of completion of the erection of the flooring of the upper floor and/or the roof of the shed.

(6)
For the removal of any doubt, the Lessee’s obligation to pay the Additional Rent mentioned in sub-clause (b)(3) above, will apply to the Lessee regardless of whether it has received the Company’s consent for erecting the Addition or not, and whether it has received a building permit, or not.

The Additional Rent will be deemed as rent for all purposes and be subject to all the appropriate provisions contained in this Agreement.

(c)
If the Company is made liable, in respect of the erection of an Addition and/or shed and/or upper floor by the Lessee, whether the Company’s consent has been received or not, to pay betterment levy, the Lessee will be bound to pay the betterment levy or reimburse the amount thereof to the Company, if paid by the Company, within 7 days of the dispatch of a demand notice to pay it.

15.	Prevention of Nuisances

(a)
The Lessee will refrain from creating any nuisance, and including the Lessee undertaking not to cause any loud noise, odours and vibrations which could disturb the enterprises and/or businesses of the neighbours of the Premises.

(b)
In the event of a breach of the provisions of sub-clause (a) above, the Lessee undertakes to cause the nuisance to be discontinued within 7 days of receiving a demand letter from the Company. Without derogating from the foregoing, in addition to any other right that the Company may have pursuant to the provisions of this Agreement and/or the law, the Company will be entitled to make any examination and/or measurement and/or repair and/or take other action that the Company will deem fit to restore the situation to what it was previously and/or to remove the nuisance. All costs incurred by the Company in respect thereof will be borne and paid by the Lessee. The Lessee hereby undertakes to reimburse the Company with any sum that has been expended by the Company as aforesaid, together with Linkage Differentials and interest as specified in clause 26 hereof, from the date such sums are expended until the reimbursement thereof by the Lessee.

The Company’s accounts of the amount of these expenses will constitute prima facie proof.

16.	Entering the Premises

The Company’s employees and agents may enter upon the Premises at any time, during usual working hours, by arrangement with the Lessee and accompanied by a representative on its behalf, to examine or make repairs and do such other works that will be required in the opinion of the Company.

In cases of emergency, the Company and/or persons on its behalf may enter upon the Premises without receiving the Lessee’s prior consent.

17.	Assignment of rights

(a)
The Lessee will not be entitled to transfer and/or charge in any manner and form all or any part of the rights conferred upon it under this Agreement, to any other person or persons, except to companies constituting subsidiaries and/or sister companies and/or the Lessee’s parent company.

(b)	The Company will be entitled to transfer and/or charge its rights and obligations under this Agreement to another party, on condition that the Lessee’s rights under this Agreement will not be harmed.

18.	Vacation

(a)
The Lessee will vacate the Premises at the end of the Lease Term and surrender exclusive possession thereof to the Company the Premises being vacant of any person and object that does not belong to the Company.

In the event of the Lessee has to vacate the Premises in accordance with this Agreement, either for the reason mentioned in this sub-paragraph or for any other reason as set out in this Agreement, it will be bound to surrender the exclusive possession thereof, together with the keys, completely vacant and in good and proper condition for immediate use, with the exception of reasonable wear.

The Lessee will further furnish the Company, at the end of the Lease Term or actual vacation of the Premises, with certifications from the Electric Corporation and the local authority that the Lessee has no debt in respect of the use of electricity and/or water and/or taxes and/or fees to the local authority in respect of the Premises up to the end of the Lease Term or until the actual vacation date thereof, whichever is the later.

(b)
Without derogating from that stated in clause 5 above, if the Lessee fails to vacate the Premises as stated in sub-clause (a) hereof above, the Lessee will pay the Company fixed and pre-determined compensation (hereinafter: “the Compensation”) for each day of delay, in a sum equal to 150% of the Rent applicable to the Premises in respect of one day of the Lease in the last month of the last year of the Lease. The Compensation will be linked to the Consumer Price Index (as defined in clause 3(a) above), and the calculation of the Linkage Differentials will be made, mutatis mutandis, by the Company, monthly. The amount of the Compensation and the Linkage Differentials will be paid by not later than 7 days of the date of the demand.

The foregoing does not affect or derogate from any right of the Company, including its right to receive the Compensation mentioned in this sub-clause (b) above even if in actuality, the Company has issued to the Lessee a demand and/or invoice to pay Rent.

In addition, nothing contained in sub-clause (b) above will affect or derogate from the Company’s right to demand the vacation of the Premises. This clause overrides any other provision contained in this Agreement.

For the removal of any doubt, the liability of the Lessee set out in this sub-clause, will similarly apply after the expiration of the Lease Term until the actual vacation of the Premises.

(c)
Upon the expiration of this Agreement, and/or if this Agreement is lawfully rescinded by the Company and/or judgment is given for the eviction of the Lessee from the Premises, and the Lessee fails to immediately vacate the Premises, the Company will be entitled to exercise the Bank Guarantee mentioned in clause 5 above, and which has not yet been presented for payment up until the notice of rescission of the Agreement of Lease, and/or the grant of the eviction judgment, in order to partially cover the Compensation (as defined in sub-clause (b) above) that will become due to the Company in respect of the period commencing on the date of such rescission of the Agreement or grant of the judgment, until the actual vacation of the Premises.

Nothing contained in this sub-clause amounts to any waiver of any of the Company’s rights against the Lessee under this Agreement or at law, or the grant of any permission to the Lessee to use the Premises after the rescission of the Agreement of Lease or the grant of such eviction judgment.

The rescission of this Agreement pursuant to the provisions of clause 21 hereof does not affect the Lessee’s undertakings according to that stated in this clause above.

(f)
In addition to that stated in sub-clause (c) above, the Bank Guarantee will serve to secure the discharge of all the Lessee’s debts to the Local Building and Planning Commission, the local authority (including debts in respect of water charges) and/or to the Electric Corporation and the Bezeq (Israeli telephone company) in respect of the Premises.

19.	Lessee’s duty to make payments

The Lessee is bound to pay the Company the full amount of the Rent and all the other payments that it has undertaken to pay under this Agreement, whether or not it has used the Premises, and whatever the reason for not using the Premises may be. The Lessee will not be entitled and will be stopped from raising any claim against its absolute liability to pay the Company Rent according to this Agreement of Lease.

20.	Rescission of the Agreement

(a)	The parties undertake that the Company may bring this Agreement to an end upon any of the following events occurring:

(1)	If a receiving order is made against the Lessee, on condition that it has not been vacated within 45 days.

(2)	If a judgment has been granted to wind up the Lessee, on condition that it has not been vacated within 45 days.

(3)	If a receiver is appointed over the Lessee’s assets, on condition that such appointment has not been vacated within 45 days.

The Company will notify the Lessee in writing of the termination of the Agreement and such termination will be deemed to be effective from the date of the filing of the application against the Lessee for the grant of a receiving order or application for a creditor’s arrangement or petition for the winding up or petition for enforcing charges and/or to appoint a receiver, on condition that such application or petition has not been vacated within 45 days of the date of the presentation thereof.

(b)
In addition to any other relief which the Company is entitled to sue for under this Agreement and/or at law, and without derogating from the generality of the foregoing, the Company will be entitled to bring about the rescission of this Agreement after giving 14 days’ notice, in the following cases:

(1)	The Premises is being used otherwise than in accordance with that detailed in clause 7.

(2)	The creation of a nuisance in a manner which disturbs and/or which may disturb the offices and/or enterprises and/or businesses in the neighborhood of these Premises.

(3)	The doing of any act which is contrary to the provisions of clause 12(a) and/or 15 of this Agreement above.

(4)	The non-payment of two instalments of Rent and ancillary payments under this Agreement, and after written notice will have been given to the Lessee and 30 days have passed and such sums remain unpaid.

(5)	The failure to provide the Bank Guarantee mentioned in clause 5 above by 15/6/2000.

(c)
In the event of the rescission of the Agreement or the Company having given notice of the rescission or termination thereof, the Lessee will vacate the Premises within 30 days of receiving such notice.

(d)	The provisions of this clause will not serve to derogate from the Company’s rights under this Agreement or at law.

(e)
If the Lessee has been evicted from the Premises in respect of that stated in sub-clause (a) or (b) above, the Lessee will not be entitled to any compensation and/or payment for any reason whatsoever from the Company.

21.	Discharge of the Lessee’s debts

(a)
If the Company will be bound to pay in lieu of the Lessee any sum in connection with the Premises, the payment of which falls on the Lessee under this Agreement or at law, including payments for the use of electricity, water, municipal fees, telephone charges, the Company will notify the Lessee of its intention to pay such sum in lieu of the Lessee, 14 days prior to the payment thereof.

(b)
The Lessee will reimburse the Company for any sum that has been paid by the Company as stated, within 14 days of being demanded to do so, together with Linkage Differentials as specified in clause 26, from the day of demand and until the day of payment.

22.	Taxes

All taxes, fees and governmental and/or municipal and/or other levies and other payments of any kind or type whatsoever relating to the conduct of the Lessee’s business or which apply to an occupier of the Premises or which apply to the Premises (but not to owners of property) and/or which will apply to the Lessee and/or the Premises (but not to owners of property) during the Lease Term, will be paid by the Lessee, including taxes, fees and/or levies that will apply to the Common Property (as defined in clause 12(b)(1)) (hereinafter: “the Common Property Taxes”). The Lessee’s portion of the Common Property Taxes will be set in accordance with that stated in clause 12(c) (1) above, mutatis mutandis.

The Company will bear all the taxes and levies of their various kinds which apply by law to owners of Property.

23.	Tenant’s Protection Law

The parties hereby declare that in respect of the tenancy under this Agreement the Lessee has not paid the Company any key money, directly or indirectly, and it is not a protected tenant according to the Tenant’s Protection (Consolidated Version) Law, 5732 - 1972 and/or any law in substitution therefor (hereinafter: “the Tenant’s Protection Law”). In the event of the Lessee effecting any works at the Premises at its own expense, such works will not be deemed in any way to be payment of key money and the Lessee will not be deemed as a protected tenant pursuant to the Tenant’s Protection Law.

24.	Expenses of this Agreement

The Lessee will be liable for the stamp duty of this Agreement and all the copies thereof and the stamp duty costs will apply to the Lessee only.

25.	Linkage and Interest

It is agreed by the parties that in respect of any sum that the Lessee has not paid on due date (hereinafter: “the Amount in Arrears”) the Lessee will be bound to pay the Company, in addition to the Amount in Arrears, Linkage Differentials the method of calculation of which is set out in clause 3 (a) above, mutatis mutandis (the Amount in Arrears, plus Linkage Differentials being hereinafter called: “the Estimated Debt”). The Estimated Debt will bear interest at the rate of 5% per annum (hereinafter: “the Annual Interest”), from the date the debt is created until the date on which the payment is actually made.

Each payment made by the Lessee to the Company in respect of the Amount in Arrears will be split and ratably apportioned against the components of the Debit Amount that is, the Annual Interest component, the Linkage Differentials and the component of the Amount in Arrears.

26.	Value Added Tax

Any amount which the Lessee is bound to pay or deposit under this Agreement will bear Value Added Tax pursuant to the lawful rate thereof on the date of payment or deposit, and be paid by the Lessee. The parties agree that the Company will be entitled to round up the amounts for which the Lessee is liable to pay or deposit with the Company under this Agreement or at law, to the nearest New Shekel. Payment of the Value Added Tax will be made on the date fixed for making the payment or deposit, against a lawful VAT receipt.

27.	Jurisdiction

It is agreed by the parties that the Court mentioned in clause 18 of Appendix ‘A’ has been selected by them as the exclusive place of jurisdiction in respect of any matter related to and/or deriving from this Agreement.

28.	Upholding of Laws

The parties will uphold the provisions of any law relating to the Premises and the use thereof.

29.	Non-Setoff of payments

The parties agree that the sums that they owe or will owe to one another in respect of this Agreement or for any reason whatsoever, will not be capable of being setoff. For the removal of any doubt, in the event of the Lessee having any claim or demand against the Company, it will not be entitled to setoff the amount of the demand or claim but will be entitled to file an action with the court against the Company.

30.	Plan of the Premises

A plan including the description of the Premises is attached hereto as Appendix ‘D’ (hereinafter: “the Plan”).

31.	Modification of the Agreement

No modification to the conditions of this Agreement or waiver of the Company’s rights thereunder will be made except in writing and under the hand of those authorised to bind the Company.

Notwithstanding the foregoing, the Company’s consent to curtail the Term of the Lease will be regarded as valid only if it has been made in writing and signed by the authorised signatories of the Company.

32.	Management Agreement

Together with this Agreement of Lease, and as an integral part thereof, the Lessee will sign the Management Agreement attached hereto as Appendix ‘C’.

33.	Undertaking and declarations of the Company

The Company undertakes not to lease and/or sell the Building and/or the parts other than those leased to the Lessee, to any other lesseee and/or purchaser who uses such parts otherwise than for the purpose of offices and/or hi-tech. The Company further declares that from its standpoint, nothing will prevent the erection of a kitchen and/or dining room for the Lessee’s employees within the Premises, subject to the Building’s systems and it’s facilities use for the purposes for which they were intended to be used and subject to not causing nuisance to the other tenants of the building.

34.	Delivery of Notices

Any notice which the parties to this Agreement are required to give to one another will be regarded as having been delivered after 48 hours have elapsed from the time of dispatch by registered mail from a post office in Israel, to the address of the parties, as set out in this Agreement.

The delivery of notice at the Premises to the Lessee or its employee will be deemed to be due delivery thereof to the Lessee.

In addition to the foregoing, the parties will be entitled to send notices to one another by messenger, in which case the date appearing in the delivery Form signed by the messenger will be deemed to be the date of delivery of the notice.

The parties will be entitled to furnish notices to one another by fax. Any instrument sent to a party by fax will be regarded as having been furnished to the other party by personal delivery on the date of dispatch, provided that the instrument contains an acknowledgement of the fact of the dispatch.

The parties’ addresses as set out in this Agreement will also be deemed to be their addresses for the purpose of service of process.

In witness whereof the parties have set their hands:

Mivneh Taasiya Ltd. (signed)	Net 2 Wireless Israel Ltd. (signed)

__________________	________________
The Company	The Lessee

Appendix ‘A’ - To the Addendum to the Agreement dated 2/2/2000
(Agreement No. 1-03-1198-3)

Particulars of the Premises
Name of Lessee	: Net 2 Wireless Israel
Address of the Premises	: 12 Ha’amal Street, Rosh Haayin
No. of Premises	: 137.002.01+11+21+31
Type of Premises	: Office and Hi-tech Building

A.	In this Agreement:

1.	“Land” - means the land having an area of 15,622 square meters and known as Parcel 527-8 in Block 8863.

2.
“Building” - the western building having an area of 14,415 square meters of 2 buildings erected on the Land and which comprise 4 floors each. In the event of the fourth floor of the Building not being constructed as set out in clause 6A (a) of the Agreement, the area of the Building will be 10,941 square meters only.

3.
“The Premises” - a unit in the Building situated on the ground + first + second + third floors, and numbered 137.002.01+11+21+31 and having an area of 10, 000 square meters (gross external measurements plus the proportionate to part of the Common Property designed for the use of all or part of the users of the Building) and 199 parking floors on the basement floor and 90 parking places on the ground floor pursuant to that stated in Appendix “F” of the Principal Agreement (all jointly hereinafter called: “the Premises”).

4.	“Purpose” - hi-tech offices as the only use.

5.	“The Lease Term” - commencing on 15/9/2000 (“the Commencement Date of the Lease” and expiring on 31/12/2010 (“the Expiry Date of the Lease”)

a.
The Company undertakes to enable the Lessee to enter the Premises for the purpose of commencing the implementation of Adaptation Works, by not later than 15/6/2000 (hereinafter: “the Adaptations Delivery Date”). In respect of each month of delay in such delivery, or part of one month (hereinafter: “the Delay Period”) the Company will compensate the Lessee by cancelling the rent according to this Agreement for a period of the same duration as the Delay Period and which commences on the Lease Commencement Date. As possible, the Company will allow the Lessee to enter into the southern part of the Building before the Adaptations Delivery Date in order to enable it to carry out the necessary works at the Premises in stages. The Lessee will not be subject to any financial obligations whatsoever in respect of this.

(b)	The Lessee may terminate the Lease Term on 31/12/2005 if it gives notice thereof to the Company in writing 90 days in advance.

(c)
The Lessee may terminate the Lease Term on 31/12/2003 if it gives notice thereof to the Company in writing 90 days in advance. If the Lessee has elected to do so, it will pay the Company an amount in New Shekels equal on the date of giving such notice to four months of the lease and rental for parking. Such payment will be paid within 30 days of the date on which the Lessee vacates the Premises.

(d)
The Lessee may notify the Company up to 6 months before the expiration of the Lease Term of its wish to extend the Lease Term for further terms of 5 years each, but not exceeding 15 years (hereinafter: “the Further Lease Term”). Upon receipt of such notice by the Company, the terms of the Lease will be set, including the rent and payment of rental for the parking (hereinafter: “the Price”) with the agreement of the parties. If the parties fail to reach agreement, an appraiser agreed on by the parties will be appointed to set the Price for the entire Further Lease Term and his determination will be binding upon the parties.

6.	“The Principal Rent”- the principal rent and rental for the parking for each month in respect of the Premises is:

“Rental for
the Parking” -

NIS for the rental -	NIS for the parking	Commencing from	15/9/2000	Until	14/12/2000
NIS for the rental -	NIS for the parking	Commencing from	15/12/2000	Until	14/2/2001
NIS for the Lease -	NIS for the parking	Commencing from	15/2/2001	Until	31/12/2002
NIS for the Lease -	NIS for the parking	Commencing from	1/1/2003	Until	31/12/2004
NIS for the Lease -	NIS for the parking	Commencing from	1/1/2005	Until	31/12/2006
NIS for the Lease -	NIS for the parking	Commencing from	1/1/2007	Until	31/12/2008
NIS for the Lease -	NIS for the parking	Commencing from	1/1/2009	Until	31/12/2010

7.	“The Base CPI” - the CPI published on 15/1/2000 and which stood at 106.6 points.

8-10	Cancelled.

11.	“Bank Guarantee” - the amount of the autonomous bank guarantee is the sum of NIS _________ on the date of the delivery of the entire Premises for Adaptations, but not before 15/6/2000.

12.	“Permitted floor loading”- 1000 kilograms per square meter on the ground floor, 500 kilograms per square meter on floors 1, 2 and 3.

13.	Cancelled.

14.	“The Electricity Connection” - having an output of 400 amps, triple-phase on each floor separately.

15.	Cancelled.

16.	Cancelled.

17.	“Insurance Expenses” - NIS _______ every three months.

18.	“Exclusive Jurisdiction” - the competent court in the Tel Aviv District.

19.	The particulars of the Lessee that will appear in the direction signs or means of publication in the Building are: Net 2 Wireless Ltd.

________________________	____________________________
Mivneh Taasiya Ltd. (signed)	Net 2 Wireless Israel Ltd. (signed)

The Company	The Lessee

Appendix A1’ -
(Clause 6 (c) of the Agreement of Lease)

Specification of Adaptations to the Premises

The Lessee will receive the Premises from the Company to a standard of finish of a “shell”, comprising the following items:

The Building Frame

Exterior walls of natural stone and aluminum;
Bomb shelters and protected defence areas in accordance with the requirements of the Civil Defence Forces;

Building Systems

Water supply up to the meter, sewerage and drainage;
Peripheral firefighting network, including increased water pressure system and sprinkler system half of which being at the Extra Hazard level, and the other half being at the Light Hazard level;
Two integrated freight / passenger elevators in each shaft;
Lighting in the public areas;
Preparation for Bezeq landline cables.
Service rooms of the number required according to the Standard and at the level of finish according to the specification given by the Lessee.
Chillers for airconditioning of a number according to the requirements of the Lessee’s cooling consultant, including supplementary electrical feed; electrical connection on each floor up to the main consul with an output of up to 400 amps, triple-phase per floor.
Fat-separating pit for the dining room according to a specification to be supplied by the Lessee.

Finish Works

In the entrance lobby on each floor - stone faced floors and walls, acoustic ceiling; in the stairwells walls of marble and terrazzo flooring;
Polysid or polycryl paint;
Smoothed over concrete floor on each floor.
Internal partitions of double-sided plasterboard with insulation or plastered blocks.

(signed)	(signed)

Net 2 Wireless Israel L.T.D.	Mivneh Taasiya Ltd.

Appendix B -
(Clause 10 (d) of the Agreement of Lease)

Operating Rules

a.	Preamble - Purpose of the Rules

The Rules below include regulations, rules and instructions applying to all tenants in the Building, and the upholding of the rules and the instructions therein is to be regarded as an extension of the clauses in the Agreement of Lease between the Company and the Lessee.

The purpose of the Rules is to ensure business management to a high level and standard in the Building, the need of uniform rules of conduct as a derivative of the management of the Building as a single complex in a manner whereby the standard and quality of the management of the businesses in all the Premises has an immediate impact on the project’s name amongst the public as an office and hi-tech building, and the ability of each tenant to exploit the business potential implied from the management of a business within the scope of such a center.

The Company will manage the Building directly or through a management company (hereinafter: “the Management Company”). A management agreement between the Company and the Lessee is attached to the Agreement of Lease as Appendix ‘C’.

General

(1)	The Lessee will avoid doing any act, deed or omission which could in one way or another, cause:

(a)	Damage, loss or harm to the property of the Company, including the Common Property.

(b)	Risk of bodily injury and/or injury to the property of any person from among the public using the Building, including any visitor or customer from among the general public.

(c)
Nuisance or any other interference of any kind, including causing any noise and/or speaker announcement and/or any other form of advertisement that may disturb the other business owners in the building and the general public.

(d)
Without derogating from the generality of the foregoing, the Lessee will avoid causing any noise and/or unreasonable smells within the scope of managing its business at the Premises, and will not suffer others to cause any such noise or smell from the area of the Premises.

Upon the Management Company’s demand, the Lessee will cease and/or remove immediately any such nuisance and/or obstacle.

If the Lessee fails to comply with the Management Company’s demand, it will have the authority to cause the cessation / removal of the nuisance and/or obstacle, and the Lessee will have no claim in connection therewith.

(2)	The Company may determine the hours of activity in the Building.

(3)
The Rules will be subject to the Agreement of Lease in the sense that all the terms herein will have the meaning ascribed thereto according to the Agreement of Lease and in the event of any inconsistency between the provisions hereof and those of the Agreement of Lease, the latter will prevail, unless the provisions of these Rules serve to add to those contained in the Agreement of Lease.

b.	Particulars of the Rules

(1)	Cleaning and Garbage Removal

(1.1)
The Lessee undertakes to keep the Premises in an orderly and proper condition, and keep the Premises clean. The Lessee will not leave any garbage or rubbish or any unnecessary item in the areas of the Common Property and remove any such garbage or rubbish as set out in clause 10 of the Agreement.

(1.2)	Garbage containers will be placed in the Building. Removal of the tenants’ garbage to the containers will be at the responsibility of each and every tenant.

The tenants will remove the garbage in sealed plastic bags into the garbage containers.

(1.3)
There will be an absolute prohibition applying to the destruction of garbage of any kind whatsoever by way of incinerating within the area or adjacent to the Building, or ejecting the garbage into the sewerage system, or burying the same in the ground.

(1.4)	The Lessee will not keep any merchandise, packaging of any kind whatsoever, objects, tools, equipment and fixtures in the areas of the Common Property.

(1.5)
The Management Company will have the authority to remove without any prior warning, any object, tool, equipment or other thing that will be found outside the area of the Premises, and which will, in its opinion, constitute a nuisance and charge the Lessee for the expenses involved in removing the same.

(2)	Loading and unloading

Loading and unloading operations will be carried out by the Lessee within the area of the Premises.

(3)	Public Lighting and the Airconditioning

(3.1)	The management company is responsible for maintaining the public electricity systems up to the point of the Lessee’s electricity board.

(3.2)	The public lighting in the Common Property, in whole or in part, will be operated during night time hours, as determined by the management company.

(4)	Keys

(4.1)	Each lessee will notify the Management Company of the location of the entrance door key to the Premises, for use in times of emergency.

(4.2)	The key to the bomb shelter will be in the glass cabinet adjacent to the entrance to the shelter, and be in the responsibility of the Management Company. The key will be used in emergencies only.
(4.3)	The remaining doorways and cabinets are locked and the keys thereof are held by the Management Company only.

(5)	Safety and ecology provisions

(5.1)
Gas welding containers may not be brought into the Building and/or the Premises, without the approval of the Management Company; the Company is under no duty to grant such approval and will be entitled to impose conditions on the grant thereof.

(5.2)	No solvents, chemicals and flammable materials may be stored without such approval.

(5.3)	The Management Company may prohibit the entry of equipment, installations, materials and the like which, in its opinion, are unsafe, into the area of the Building and/or the Premises.

(5.4)
Dangerous effluents and/or fats and/or solids are prohibited from being drained into the sewage system. The Lessee will ensure that effluents are purified or removed from the Building in containers or otherwise as coordinated with the Management Company.

(5.5)	The placing of any article on the stairs and in the stairwells and in the shelters is forbidden.

(5.6)	The hindering or blocking of access to the emergency doors (by placing equipment, etc.) is prohibited.

(5.7)	Every Lessee must be aware of the location of the fire extinguisher points in the vicinity of the Premises.

(6)	Installation of electro-magnetic systems

(6.1)
The installation of all electro-magnetic systems (air-conditioning, electricity, compressed air, gas, alarms, smoke and fire detectors and the like) in the various premises must obtain the prior approval from the Company according to plans that will show the method of connection to the central systems and the passage and location of all the system components via the shafts in the Building.

(6.2)	A premises have an electricity board and preparation for an electricity meter.

(6.3)	The internal electricity systems within the Premises will be effected and maintained by the lessees.

(7)	Firefighting

Each lessee will equip the Premises with firefighting equipment and act in accordance with the requirements and instructions of the fire authorities as will be required of it for the purpose of receiving business permit.

(8)	Emergencies and fires

(8.1)	Immediate notice should be given to the Management Company of any malfunction in the Building, the Premises, the systems or any other exceptional occurrence.

(8.2)	The firefighting authorities jointly with the Management Company should be notified of any fire or smoke occurrence.

(8.3)	The access to the shelter or protected area should not be blocked by the placing of equipment.

(8.4)	Every Lessee shall be responsible for its employees being aware of the access ways to the shelter/protected area and the fire escape routes.

(8.5)	Each Lessee will make itself aware of the location of the firefighting points in the vicinity of their specific premises.

(8.6)	Any lessee installing an alarm system must receive approval thereto from the Management Company.

(8.7)	Emergency telephone numbers The Mivneh Taasiya company - 03-5190830 Police - 100 Ambulance- 101 Fire - 102

(9)	Miscellaneous

(9.1)	Passage through the exit point to the roof of the Building is prohibited and will only be permitted with the approval of the Management Company.

(9.2)	The carrying out of any work on and within the walls of the Premises and the Building will only be permitted with the prior written approval of the Management Company.

Appendix ‘C’
(Clause (32) of the Agreement of Lease)

Management Agreement

Made and signed in Rosh Haayin this 2 February, 2000

Between: Mivneh Taasiya Ltd.

(hereinafter - “the Company”)
on the one part

And:  The Lessee mentioned in the preamble to the Agreement of Lease

(hereinafter: “the Lessee”)
on the other part

WHEREAS	the Company is the proprietor of the leasehold rights in the Land and the Building mentioned in clauses 1 and 2 of Appendix ‘A’ to the Agreement of Lease; and

WHEREAS	the Lessee has leased from the Company Premises pursuant to that stated in clause 3 of Appendix ‘A’ to the Agreement of Lease; and

WHEREAS
the Lessee agrees that the management, maintenance and operation of the Building, in all its parts, will be exclusively effected by the Company and undertakes to act pursuant to the terms of this Agreement and participate in the management expenses as herein set out; and

WHEREAS	this Agreement is intended to regulate the mutual undertakings between the parties in all matters pertaining to the management and implementation of the services in the Building;

It is therefore agreed and stipulated between the parties as follows:

1.	Preamble

(a)	The preamble, including the definitions and declarations included therein, constitute an integral part of this Agreement.

(b)	The headings to the clauses in this Agreement are for convenience only, and are not part of the Agreement.

(c)
Upon the signature of this Agreement, and the Agreement of Lease, all declarations and/or undertakings and/or representation given or made by the parties prior to the signature of these Agreements are null and void.

2.	Definitions

In the absence of any intention to the contrary arising from the context, the following terms will bear the meanings set out opposite them:

(a)	“Common Property”

Each part of the site and/or the Building which the Company has dedicated to the common use of all the tenants of the Building and/or the purchasers thereof or most of them, including, but without derogating from the generality of the foregoing:

(1)
All the parts of the Building, including bomb shelters, protected areas, machinery rooms, electricity rooms, roofs, exterior walls, the foundations, stairwells, passages, entrances, elevators, garbage rooms, yards, gardens, parking areas, installations, roads, ramps and pavements as well as the remaining areas of the Building, apart from the parts which have been leased or sold and/or are designated for sale or leasing in the future, and except for those parts of the site and/or the Building that will be excluded by the Company from the Common Property, at its discretion.

(2)
Airconditioning installations and elevators (if any)*, piping of any kind whatsoever and all the remaining installations situated in and/or serving and/or used by the Building and which the Company has designated for the common use of all the tenants or purchasers of the Building or by most of them, even if they are situated within the boundaries of the areas that have been sold or leased or the areas linked thereto.

(3)	In no event will the Common Property include parts which have been linked by the Company to any particular unit in the Building, at the Company’s discretion.

(b)	“The Services”

The management, operation, repair, maintenance, renewal, cleaning, inspection, lighting, safekeeping and landscaping of the Common Property (as defined below) and of the piping, installations and areas in the Building which serve or are used by the Building and/or for the implementation of any acts in the Building and/or the supply used or designed to be used or serve the Premises or the Building. Without derogating from the generality of the foregoing, the Company may, at its discretion, manage, implement, initiate and provide or cease providing or implementing the services detailed above or part thereof as well as any other service, at its election.

Having regard to the special character of the Building and the complexity thereof, the services may similarly include special services that are not customary in ordinary buildings, such as: the payment of fees, taxes and levies applicable now or hereafter to the Common Property, advertising, signage, public relations, the organisation of events and the like, all at the discretion of the Company.

(b)	“The Operative Date”

The date on which the Company will start managing and implementing the services, as provided in clause 8(a) hereof.

3.	Management and Implementation of the Services

(a)
The Company assumes the exclusive management and implementation of the Services in the Building for the duration of the Agreement, as set out in clause 8 hereof, and the Lessee agrees and conveys to the Company the management and implementation of the Services for the duration of the Agreement exclusively, and undertakes not to effect the Services itself or through others.

(b)
The Company will be entitled, from time to time, at its discretion, to determine the volume, type, quality of the Services and such part of which as are supplied to the Building and/or certain parts thereof, if at all, including the time and manner of the supply and duration thereof.

(c)
The management and implementation of the Services will be effected by the Company independently and/or by others and/or partly independently and partly by others, all at the discretion of the Company. Without derogating from the foregoing, it is hereby agreed that the Company may enter into contracts, from time to time, with any body in relation to the provision of maintenance services to the systems, installations and areas in the Building, all in accordance with the economic viability for the Company on the one hand, and the assurance of the quality of the service, on the other.

4.
The Lessee agrees in advance that the Company will, from time to time, determine rules and instructions in connection with the management and implementation of the Services as it deems fit, and vary the same from time to time. The Lessee undertakes to act in accordance with such instructions, so long as they are not expressly contrary to the provisions of this Agreement and do not prejudice its reasonable use of the Premises.

5.
For the purpose of managing and implementing the Services as set out in this Agreement, the Company may maintain an office in the Building and may employ a team of technical, professional, administrative and other employees for the purpose of carrying out the works involved in managing and implementing the Services, and will further be entitled to manage and implement the Services in whole or in part by means of contractors, sub-contractors or through such other method as it will deem fit, including employing in a full or partial position, according to a special contract or on such conditions as it will deem fit, the service - providers, as required.

6.	The Lessee hereby undertakes:

(a)	To be bound to the Company in all matters pertaining to the management and implementation of the Services according to this Agreement.

(b)
That it and its successors and assigns will co-operate with the Company and assist it in all those cases where such co-operation or assistance will be required in order to enable the regular and good management and implementation of the Services.

(c)
To authorise the Company and its successors to enter upon the Premises in order to carry out the works related to the management and implementation of the Services, regardless of whether those works will be effected for it or for another tenant or purchaser, or for the purpose of making repairs that will be required in the other areas of the Building, and, inter alia, to open walls, floors, ceilings and other parts, replace and repair installations and plumbing and make connections thereto, carry out any act that will be required at the discretion of the Company, in order to perform its undertakings under this Agreement, and the Lessee will have no claim against the Company in respect of the disturbance that will be caused to it as a result thereof. In the case of any such act, the Company will endeavour to ensure that the disturbance to the Lessee will be as minimal as possible, and that the state of the Premises will return to what it was previously, as quickly as possible.

(d)	To notify the Company of any malfunction necessitating any action on the part of the Company.

(e)
The Lessee is aware that this Agreement will be registered at the time and when it is enabled in the Land Registry, either by the inclusion thereof within the scope of the Rules of the Co-operative House of the Company or by the registration of a caution to the effect that it exists and is binding, or through such other method as the Company at its discretion will decide.

7.	Expenses of Managing and Implementing the Services

(a)
The Lessee undertakes to bear, jointly with the remaining tenants and/or purchasers of the Building, all the expenses involved in the management and the implementation of the Services, including the financing costs involved in implementing the Services (hereinafter: “the Basic Expenses”) with the addition of management fees at the rate of 15% of the Basic Expenses (hereinafter: “the Management Fees”). The Basic Expenses with the additional management fees will be hereinafter called the “Expenses”.

(b)
The Lessee’s share of the total Expenses will be set in accordance with a formula to be prepared by the Company subject as set out below. In dividing the Expenses between the tenants and/or the purchasers of the Building, the Company will act as follows:

(1)	Calculate the proportionate share of the Lessee in the Expenses (hereinafter - “the Proportionate Share”), by dividing the area of the Premises by the higher of the two following:

(a)	The total area which has been leased and/or actually sold in the Building.

(b)	80% (eighty percent) of the total areas in the Building which are designated for sale and/or leasing.

There will be added to the share of the Lessee in the Expenses, Linkage Differentials (as defined in clause 3(a) of the Agreement of Lease, mutatis mutandis) the Base CPI for the calculation thereof being the CPI published on the 15th of the month preceding the date of the notice of demand.

The Lessee will not be entitled to appeal its share in the Expenses or any information used as a basis for calculating its share in the Expenses, and may similarly not appeal the date that will be fixed by the Company for the payment thereof.

(2)	It is hereby agreed that the Company will be entitled to vary the formula for dividing the Expenses and determine another rate between the areas having a different character or use in the Building.

(3)
All the equipment that will be purchased by the Company in order to provide the Services out of the funds of the tenants and/or the purchasers, will only be used for providing the Services under this Agreement. The Company may, at its discretion, decide on the form of the acquisition of the equipment. The financing expenses, to the extent there are any will constitute part of the Expenses.

(4)	The Expenses will be paid by the Lessee and the other tenants and/or purchasers pursuant to that stated in sub-clause (b)(1) above.

(5)	The Lessee undertakes to pay to the Company in advance, on the 1st day of each month, its share in the Expenses according to the Company’s estimate.

(c)	Cancelled.

(d)	The Direct Debit mentioned in clause 3(c) of the Agreement of Lease will be used to facilitate the collection of the Lessee’s share in the Expenses.

(e)	The Lessee hereby undertakes to pay to the Company the payments mentioned above, whether or not it has made use of the Premises.

(f)
During a period that will not exceed 6 (six) months from the end of each calendar year, the Company will prepare a final account of the Expenses in such calendar year (hereinafter - “the Annual Statement”) and furnish a copy of such Statement to the Lessee, if it requires this. For the purpose of preparing the Annual Statement, all the income and expenses will be linked to the Consumer Price Index, on the basis of the last known Indices, on the date of the making of the income is made or the Expenses incurred. The adjusted Annual Statement, audited and approved by the Company’s auditors, will constitute conclusive evidence of the amount of the Expenses, and the charge of the Lessee’s payment in the Expenses, thereunder.

(g)
The Lessee hereby undertakes to pay the Company the differences (if any) between the sums paid by the Lessee on account of its share in the Expenses and its share of the Expenses as determined in the Annual Statement. The payment will be made within 7 days of the date on which the Company submits the Annual Statement to the Lessee. If the differences are to the credit of the Lessee, its account will be credited accordingly.

(h)
The Lessee will pay the Company Value Added Tax on each payment it owes pursuant to this Agreement, together with such payment, at such rate as will apply on the date of actual payment, and receive a lawful VAT invoice from the Company.

(i)
As regards the first calendar year: the Company will be entitled, at its discretion, to submit an Annual Statement relating to the period commencing on the Operative Date and terminating at the end of such year or add the Annual Statements relative to such period to the ensuing calendar year.

8.	Term of the Agreement

(a)
The Company undertakes to effect and manage the Services as from the date of the delivery of the Premises to the Lessee pursuant to the Agreement of Lease, save that in no case will the Company be bound to start managing the Services and the implementation thereof prior to the date on which the possession of the Common Property of the Building has been delivered by the contractor / contractors performing the construction work of the Building.

(b)
The Company may (at its choice) cease providing the Services and/or any part thereof and/or cease the management of the Services and the implementation thereof in whole or in part by giving written notice to that effect to all the tenants of the units in the Building or the purchasers thereof, at least 3 months in advance. In the event of such notice by the Company of the termination of the management of the Services and the implementation thereof in their entirety, the Company will determine the principles and the measures that will be taken in order to continue the management of the Company’s Building.

(c)
Without derogating from that stated in sub-clause (b) above, the tenants and/or the purchasers of 75% of all the areas in the Building designated for leasing and/or sale are entitled, by instrument in writing signed by them, to notify the Company that they do not wish to maintain any particular service out of those provided by the Company at such time. In such a case, the Company will cease supplying such service three months after receiving such notice, provided that if the Company will be of the opinion that such service is essential to the maintenance of the Building, it will be entitled to turn to the managing director of the Company and obtain his determination in connection therewith. For the avoidance of any doubt it is hereby clarified that any service the supply of which has been terminated in accordance with this clause above may not be provided by the tenants and/or the purchasers or supplied by them personally or by any company or other body whatsoever. For the avoidance of any doubt with respect to the areas of the Building designated for leasing and/or sale, and which have not been leased or sold, the Company will, for the purpose of that stated in sub-clause (c) above and (d) below, be deemed to be a tenant of such areas.

(d)
Tenants and/or purchasers of at least 75% of all the areas in the Building designated for leasing and/or sale may, by instrument in writing signed by them that will be submitted to the Company, request the supply of a service that is not included amongst those provided by the Company at such time. The Company will give notice to the tenants and/or the purchasers within 30 days of receiving their request as above if it is possible to provide the additional services and, if so, the date from which these services will be provided, and the estimated costs thereof. In the event of the Company deciding that a particular service will not be provided by it, the tenants and/or purchasers of at least 75% of all the areas in the Building as mentioned above will be entitled to enter into a contract with a third party for the purpose of providing the service. Any such contract will be brought to the knowledge of the Company prior to the making thereof. The Company will be entitled to prevent such contract taking place if it believes that the same could harm the Company and/or the remaining tenants and/or users of the Building.

(e)
Any modification to the Expenses (if required), resulting from a termination of any of the Services or the additional services mentioned above, will be fixed by the Company at its sole discretion and the Lessee will bear any addition to the Expenses that will be fixed as a result thereof.

9.
The Lessee undertakes to bear all the commitments applicable to it under this Agreement as from the date of the delivery of the Premises to it, in accordance with the Agreement of Lease as above, or as from the earliest date prescribed in that respect in the Agreement of the Lease.

10.	Value Added Tax

Any sum that the Lessee is required to pay or deposit will bear Value Added Tax pursuant to the lawful rate thereof on the date of payment or deposit. The parties agree that the Company will be entitled to round up the amounts which the Lessee is liable to pay or deposit under this Agreement or by law, to the nearest whole shekel. Payment of the value added tax will be made on the date prescribed for the making of any payment or deposit out of those payments or deposits enumerated in this Agreement, and against a VAT receipt.

11.	Transfer of the handling of the Service Management

If the Company decides to transfer the handling of the management of the services and the implementation thereof with everything that that entails, including all its rights and obligations under this Agreement, to a third party, it must receive from such third party, prior to the transfer, an instrument under which the third party assumes the performance of all the Company’s undertakings under this Agreement.

12.	Delay in payments

(a)
In the event of the Lessee failing to punctually pay any payment due or becoming due from it to the Company under this Agreement and/or commits a breach of any of the conditions of this Agreement, the Company may, without derogating from its right to any other lawful relief, at its election, take one or more of the following steps:

(1)	Suspend in its entirety or in part the management and implementation of the Services provided to the Lessee.

(2)	Demand an injunction or mandatory order.

(3)	To act by such other method as is conferred upon it by law, including rescinding this Agreement, rescinding the Agreement of Lease with the Lessee and evicting the Lessee from the Premises.

(b)
It is agreed by the parties in respect of any sum that the Lessee fails to punctually pay (hereinafter - “the Arrears”) the Lessee will be bound to pay the Company, in addition to the Arrears, Linkage Differentials, the method of calculation of which is set out below (the Arrears + the Linkage Differentials being hereinafter called - “the Estimated Debt”). The Estimated Debt will bear interest at the rate of 10% per annum (hereinafter - “the Annual Interest”), from the date of the creation of the debt until the Operative Date, (as hereinafter defined). In this clause:

CPI -
means the Consumer Price Index, including food and vegetables published by the Central Bureau of Statistics. If the Base CPI is replaced or the system of calculation and making thereof is replaced or if it is published by another body other than the above Bureau, the Company will make the calculation of the increase in the CPI for the purposes of this clause, having regard to such changes.

TheBaseCPI -	means the last CPI published before the payment date of each of the sums which the Lessee has undertaken to pay as set out in this Agreement and which has not been paid on due date.

NewCPI - -	the last CPI known on the first of that month in which the payment is actually made (hereinafter - “the Operative Date”).

Linkage Differentials -	the difference between the New CPI and the Base CPI, divided by the Base CPI and multiplied by the Arrears.

If the actual payment of the Arrears has been made on a day following the Operative Date but will be made by the last date in the month of the payment (inclusive) (hereinafter - “the Actual Payment Date”), daily interest at the rate fixed from time to time in the month of payment in unauthorised drawings in overdraft accounts in Bank Leumi le-Israel BM, will be added to the Estimated Debt from the Operative Date until the date of actual payment.

Each payment paid by the Lessee to the Company in respect of the debt in arrears will be divided and apportioned ratably against the components of the debt in arrears, namely, the component of the daily interest, component of the annual interest, component of the Linkage Differentials and the component of the Arrears.

If such payment is insufficient to cover the full amount of the Lessee’s debt to the Company on the date of actual payment, the provisions as set out in the first passage of this clause above will apply with respect to the balance of the Arrears that has not been discharged as above.

(c)
It is declared and agreed between the parties that in addition to all the remedies prescribed in this Agreement and by statute, the Lessee will be bound to pay the Company, in addition to the Arrears, all the expenses that the Company will incur in relation to the legal handling against the Lessee in connection with any hearing or legal claim or act in the Execution Office, including legal fees of the lawyers which the Company has commissioned with the handling (hereinafter - “the Legal Costs”).

For the removal of any doubt the Lessee will be bound to reimburse the Company for all the expenses that have been incurred by the Company in respect of filing any legal action and/or taking execution steps even if such expenses have not been approved for payment by the court or the Execution Office, for any other reason. The expenses enumerated in this sub-clause will be included in the Legal Costs of the Company and similarly be governed by the provisions of sub-clauses (d) and (e) hereof.

(d)
The Lessee will pay the Company the Legal Costs immediately after the dispatch of a written demand, together with linkage and interest as specified in this clause above, from the date of the dispatch of the demand letter until the actual payment.

(e)	The parties agree that the Company’s documents will serve as prima facie and conclusive evidence of the amount of the Legal Costs.

13.	Lessee’s liability to effect payments

The refusal or unwillingness of the Lessee to accept any Service or its wish to discontinue the management and implementation of the Services in respect of the Premises in its entirety or in part and/or terminate the management and implementation of the Services by the Company, will not release the Lessee from the obligation of participating in all the Expenses and Management Fees pursuant to the conditions of this Agreement.

14.	No setoff of payments

The parties agree that the amounts that they owe or will owe to one another in respect of this Agreement or for any other reason, will not be capable of being set off.

15.	Representation of the Co-operative House

The Lessee hereby agrees that for the entire duration of the term of the Agreement, the Company or persons who will be appointed by it will act as the “representation of the
Co-operative House” pursuant to section 65 of the Land Law (hereinafter - “the Land Law”) 5729 - 1969, and, to the extent necessary, will support such appointment.

16.	Expenses of the Agreement

The Lessee undertakes to bear the stamp duty expenses of this Agreement as required by law, or such other tax or fee that will be collected in respect thereof in the future.

17.	Delivery of notices

All notices which the parties to this Agreement are required to give to one another will be regarded as having been delivered 48 hours after the dispatch thereof by registered mail from a post office in Israel to the addresses of the parties as set out in this Agreement.

Delivery of notice at the Premises to the Lessee or its employee or the affixation of the notice on the door of the Premises will be deemed to be lawful service on the Lessee.

In addition to the foregoing, the parties will be entitled to send notices to one another by messenger, in which case the date appearing in the delivery Form signed by the messenger will be deemed to be the date of delivery of the notice dispatch by facsimile notice will be deemed by a messenger on the day of dispatch.

The address of the parties as set out in the Agreement of Lease will similarly be regarded as their address for the purpose of service of process.

18.	General

All the provisions of this Agreement are in addition to and do not detract from the provisions of the Agreement of Lease that has been signed between the Company and the Lessee.

In witness whereof the parties have set their hands at the time and place first above written:

Mivneh Taasiya Ltd. (signed)             Net 2 Wireless Israel Ltd. (signed)

    __________________                    ________________Nehemiah
       The Company                         The Lessee

Appendix D - Plan of the Premises

Appendix D - Plan of the Premises (Continuation)

[Continuation]

Appendix E’

(Clause 5(c) (1)

Bank Guarantee

Date:

Mivneh Taasiya Ltd.
4 Kaufman Street, Sherbe House
Tel Aviv

Dear Sir/Madam

Re: Guarantee No. _____ for the Agreement with___________________

We hereby guarantee to you the discharge of any sum that you will demand from us up to the aggregate sum of ______________ New Shekels (“the Principal of the Guarantee”), together with the Linkage Differentials as hereinafter set out, that is are or will become due to you from ___________________, (hereinafter called - “the Debtor”).

We will pay you from time to time, within 7 days of the date of receiving your demand in writing, any sum of the Principal of the Guarantee specified in your above demand together with Linkage Differentials to be calculated as set out below, without your being bound to substantiate your demand of first demand discharge of such sum from the Debtor and on condition that the aggregate amount that we will pay you under this Guarantee will not exceed the Principal of the Guarantee, plus Linkage Differentials.

With respect to this Guarantee:

CPI	-
means the Consumer Price Index, including food and vegetables published by the Central Bureau of Statistics. If the Base CPI is replaced or the system of calculation and making thereof is replaced or if it is published by another body other than the above Bureau, the Company will make the calculation of the increase in the CPI for the purposes of this clause, having regard to such changes.

The Base CPI	-	means the CPI known on __________, that is - _________ points.

New CPI	-	the last CPI that will be known on the date of receiving your demand in the Bank.

Linkage
Differentials	-	The difference between the New CPI and the Base CPI, divided by the Base CPI and multiplied by the Principal of the Guarantee.

This Guarantee will automatically reduce from time to time to the extent of the amount of the demand that has been paid - without Linkage Differentials - and the aggregate sum of the Principal of the Guarantee will be reduced on condition that the aggregate sum according to the demand - without Linkage Differentials - will not exceed the aggregate amount of the Principal of the Guarantee.

This Guarantee is not conditional upon the validity of the Debtor’s liability towards you.

This Guarantee will remain in force until ________________ (inclusive) and will be automatically extended from time to time for an additional period of 6 months unless you notify us in writing that this Guarantee is void or if we pay you the amount of the Guarantee. Any demand under this Guarantee must be in writing and reach the undersigned branch whose address is ______________.

Any demand arriving after such date will not be entertained.

This Guarantee is not assignable or transferable.

Yours faithfully,

_______________________

Appendix ‘F’

Linked Parking Places

Between :	Mivneh Taasiya Ltd.
(hereinafter: “the Company”)

And:	The Lessee mentioned in the preamble to the Agreement of Lease
(hereinafter: “the Lessee”)

1.
This Addendum constitutes an integral part of the above-captioned Agreement (hereinafter: “the Principal Agreement”) and all the terms thereof will be construed within the meaning thereof in the Principal Agreements unless any other intention is implied.

2.
It is agreed between the parties that the Company hereby leases to the Lessee 199 parking places on the basement floor of the Building delineated in green on the Plan attached as Appendix D to the Agreement and 90 parking places on the ground floor of the Building delineated in green on the Plan attached as Appendix ‘D’ (hereinafter: “the Parking Places”). Until 15/9/2000, the Lessee may give notice of its wish to lease only 100 parking places of which 70 are on the basement floor and 30 on the ground floor.

3.	The Lessee may place in the complex designated for the parking of each vehicle in the parking basement, an electronic barrier.

The Lessee will not be entitled to make use of the parking place for any purpose other than parking.

4.
In consideration of the leasing of the Parking Places to the Lessee for the purpose specified in clause 3 above, the Lessee will pay the Company parking rental (hereinafter: “the Parking Rental”) in the sum mentioned in clause 6 of Appendix ‘A’ to the Principal Agreement. If the Lessee has elected to reduce the number of parking places leased by it as stated in the last passage of clause 2 above, the Parking Rental will be reduced in proportion.

This Parking Rental will be added to the Principal Rent undertaken to be paid by the Lessee to the Company pursuant to the Principal Agreement and Linkage Differentials will be added thereto, the calculation of which will be made as set out in the Principal Agreement, the Base CPI for the calculation thereof being the Base CPI mentioned in clause 7 of Appendix ‘A’ to the Principal Agreement and VAT will similarly be added to the Parking Rental and such Linkage Differentials.

5.
The Lessee agrees that the Parking Rental will be treated for all purposes as rent and if the Lessee fails to pay the Company the Parking Rental together with the Linkage Differentials and VAT on due date, this will be deemed as a breach of the Lessee’s undertaking to pay rent pursuant to the provisions of the Principal Agreement.

6.
The Lessee declares that the Company is not and will not be responsible by virtue of this Addendum or by virtue of the Principal Agreement or the provisions of any law for any damage that may or will be caused to the vehicles at the time they are being parked in the Parking Place and/or when they are being moved to or from the Parking Place or the driver thereof, and the Lessee waives all and any right of action against the Company which it has or may have in the future.

The Lessee declares and acknowledges that it is responsible for all the damage that will be caused as above to any of the vehicles, the driver thereof and to any passenger in the vehicles and/or to any third party and that it will procure suitable insurance cover.

7.	The Lessee declares and acknowledges that the Parking Rental undertaken to be paid by the Lessee under this Addendum is solely for the right to use the Parking Places in respect of parking only.

In witness whereof the parties have set their hands:

Mivneh Taasiya Ltd. (signed)           Net 2 Wireless Israel Ltd. (signed)

__________________            ________________Nehemiah
The Company                   The Lessee

Addendum No. 1 - Liability and Insurance

Attached to the Agreement dated 2/2/2000 (hereinafter - “the Principal Agreement”)

This Addendum extends the Lessee’s liability under the Principal Agreement and also overrides any provision in the Principal Agreement dealing with the insurance and liability, and in the case of any divergence between the provisions of the Principal Agreement and those contained in this Addendum, the provisions of this Addendum will prevail. The terms used in this Addendum will be construed in the same manner as they are construed in the Principal Agreement.

1.
Without derogating from that stated in clause 10(a) of the Principal Agreement and in addition to the provisions thereof, it is agreed that the Lessee will be responsible for any loss, harm or damage to property or person of any kind whatsoever that will be caused to the Lessee and its successors and/or to the Company and its successors and/or to any third party, including, but without derogating from the generality of the foregoing - to the employees and/or suppliers and/or visitors of the Lessee and/or to the employees and/or successors of the Company following any act or omission of the Lessee and/or of its employees or its successors and/or following any act of the Lessee under this Agreement.

2.
The Lessee undertakes to compensate the Company immediately upon its first demand, for the full amount of the loss, harm or damage for which the Lessee is responsible as aforesaid, and that has been caused to the Company or in respect of which the Company has or may pay, and for all the costs borne by the Company or which it may bear in connection with such claim of loss, harm or damage, all without derogating from the rights of the Company under this Agreement and/or at law for any relief or other remedy. The amount of the compensation mentioned will be deemed to be a debt due to the Company from the Lessee under the provisions of this Agreement.

3.	3.1
Without derogating from the liability of the Lessee under this Agreement and at law, the Lessee undertakes to arrange and maintain, for the entire duration of the Principal Agreement, with a duly authorised and reputable insurance company, the following insurances:

3.1.1
Extended fire insurance of the insurer, for the full value, loss or damage to the contents and all the additions and renovations that have been added to the Premises and/or to the property of any kind whatsoever owned or within the responsibility of the Lessee and situated at or in the vicinity of the Premises (without derogating from such generality, including the furnishings, equipment, installations and inventories of any kind whatsoever) against the risks of fire, smoke, lightning, explosion, tempest, storm, flooding, earthquakes, liquid and cracked pipes damage, damage by vehicles and/or hoisting instruments, damage by aircraft, strikes and disturbances, malicious damage and burglary. The insurance will include a clause whereby the insurer waives its right to subrogation against the Company and its successors and/or against the tenants and/or other lessees (if the insurances include the same clause regarding the waiver of subrogation against the Lessee) provided such waiver of the right of subrogation will not apply for the benefit of any person who has caused damage maliciously.

3.1.2
Third party liability insurance in respect of the liability by reason of loss, harm or damage to the person or property of any person and/or body whatsoever. The Limit of liability will be not less than $10,000 multiple by the area of the Premises in square meter, but in any case will not be less than $100,000 in respect of a single insurance event and in the aggregate during one insurance year period. The insurance will not be subject to any limitation concerning: fire, explosion, panic, hoisting instruments, loading and unloading, contractors and sub-contractors, defective sanitary appliances, poisoning, any harmful matter in food or drink, the making of additions and renovations in the Premises, strike and lockout as well as claims of subrogation on the part of the National Insurance Institute. Such insurance will be extended to indemnify the Company in respect of its liability as owner of the Premises and also in respect of its liability for the acts and/or omissions of the Lessee, subject to the cross-liability clause under which the insurance will deemed to have been made separately for each of the individuals comprising the assured.

3.1.3
Employers’ liability insurance in respect of the liability of the Lessee towards the persons employed by it to the limit of the customary and maximum standard liability in Israel on the date of making or renewing the insurance, the insurance not to include any limitation in regard to contractors and sub-contractors and their employees, the making of additions and renovations in the Premises, bait and poisons, and the employment of young persons. The insurance will be extended to indemnify the Company in the event of its claiming, with respect to the occurrence of any work accident, that it bears the duties of an employer towards any of the Lessee’s employees.

3.1.4
Consequential loss insurance by reason of damage that has been caused to the contents of the Premises and/or the structure in which the Premises are situated, for the full value thereof, following the risks mentioned in clause (3.1.1) above, for an indemnity period of not less than twelve months. The insurance will include a clause regarding the waiver of the insurer of the right of subrogation against the Company and its successors and/or against the lessees and/or other tenants (if their insurances include the same clause regarding the waiver of a right of subrogation against the Lessee) provided such a waiver of the right of subrogation will not apply for the benefit of any person who has caused damage maliciously.

The above insurances will include an express condition that they have priority to any insurance made by the Company and that the insurer waives any demand or claim regarding sharing of the Company’s insurances.

The insurances will similarly include an express condition whereby the above insurances will not be reduced nor cancelled for the duration of the term of the Principal Agreement, without at least 60 days’ prior notice having been given to the Company by registered mail.

3.2
In the event of the Lessee turning to the Company requesting to permit prior entry to the Premises and such authority has been granted to it in writing by the Company, then, without derogating from the remaining conditions which may be imposed by the Company, the Lessee undertakes to perform that stated in clause 3.1 above as from the date of such prior entry, the term “prior entry” for the purpose of this clause meaning the placing of any property in the Premises and/or the authority to effect additions and renovations in the Premises.

3.3
If, in the Lessee’s opinion, it is necessary to make additional and/or supplementary insurance to such insurances of the Lessee, the Lessee undertakes to make and maintain such additional and/or supplementary insurance, such additional or supplementary insurance to include a clause containing a waiver of the right of subrogation against the Company and its successors (and also against the other lessees and/or tenants if their insurances contain the same clause regarding a waiver of subrogation) with respect to property insurances and/or the name of the assured will be extended to include the Company, subject to a cross-liability clause with respect to liability insurances.

3.4
The Company may, at its discretion, require the Lessee to furnish a certificate of the making of the insurances mentioned in clause 3.1 above. In such a case, the Lessee undertakes, within 7 days of such demand, to furnish the Company with the certificate confirming that such insurances have been made, duly signed by its insurer. It is hereby expressly agreed that the making of the insurances, furnishing of a certificate regarding the insurance, the examination or non-examination thereof by the Company and/or by any person on its behalf, will not constitute any confirmation of the conformity of the Lessee’s insurances to that which has been agreed, or regarding the quality, validity, extent or absence thereof; and this will not impose any obligation whatsoever on the Company and/or any on the persons representing it and/or remove any liability whatsoever from the Lessee.

Without any demand on the part of the Company, the Lessee undertakes to re-deposit the insurance certificates during every year of insurance before the expiry of the Lessee’s insurances or any of them, so long as the Principal Agreement is in force.

On each occasion that the Lessee’s insurer notifies the Company that the Lessee’s insurances are about to be reduced or cancelled, as stated in the last passage of clause 3.1 above, the Lessee undertakes to reconstitute the Lessee’s insurances and furnish a new certificate of insurance, 30 days prior to the date of such reduction or cancellation.

3.5
It is stipulated and agreed between the parties that the non-exercise by the Company of its right to receive such certificates mentioned in clause 3.4 above will not be deemed to be a waiver on the part of the Company with respect to the duty to maintain the insurances and/or furnish the insurance certificates.

4.
The Lessee undertakes to strictly uphold all the terms of the Lessee’s insurance, update the insurance amount in respect of the insurances mentioned in clauses (3.1.1), and (3.1.4) above from time to time in order to always reflect the full value of the property insured thereunder, and fully and punctually pay the insurance premiums.

5.
The Company will make and maintain, for the entire duration of the term of the Principal Agreement, extended fire insurance insuring the loss or damage to the structure of the Premises (with the exception of additions and renovations added now or hereafter by the Lessee or its successors) in the full value thereof, and, without derogating from the generality of the foregoing, including against the risks of fire, smoke, explosion, storm, tempest, flood, earthquake, damage by liquid, harm caused by vehicles and/or hoisting instruments, harm by aircraft, disturbances, strikes, malicious damage and burglary. Such insurance includes a waiver clause by the insurer of the rights of subrogation against the Lessee and its successors, provided such waiver of the right of subrogation will not apply for the benefit of a person who has caused damage maliciously.

The Company expressly exempts the Lessee from any liability for any damage for which the Company is entitled to indemnity under the above insurance, and will have no claim and/or demand against the Lessee in respect of such damage, subject to the proviso contained at the end of this clause. The exemption from liability will not apply in favour of any person that has caused damage with malicious intent.

The Lessee will, in respect of any insurance event caused and which is insured under the policy in consequence of any of the circumstances described in clause 10 of the Principal Agreement and/or under clause 1 of this Addendum above, bear the amount of the deductible according to such policy on condition that the Lessee’s deductible in respect of any such insurance event will not exceed the amount equal to the area of the Premises multiplied by $10 per square meter, or the sum of $22,000 - whichever is the lower.

6.
The Lessee hereby expressly exempts the Company and the other lessees and/or tenants (if their agreements contain the same exemption against the Lessee) from any liability for damage for which it is entitled to indemnity under the insurances mentioned in clauses (3.1.1) and (3.1.4 above, or for which it would have been entitled to indemnity had not been for the deductible specified in that insurance, and will have no claim or demand against the above in respect of such damage. The exemption from the liability will not apply in favour of any person who has caused damage with malicious intent.

Notwithstanding the foregoing, it is agreed that the Lessee will be entitled not to effect any loss of profits insurance as mentioned in clause (3.1.4) above, save that the exemption mentioned above will apply as if such insurance had been made.

Without derogating from the Lessee’s liability set out in this Addendum above, it is agreed between the parties that in respect of the insurances mentioned in clause 5 above, the Lessee will bear the amount specified in clause 17 of Appendix ‘A’ to the Agreement, on the 1st day of every three months (hereinafter - “the Insurance Expenses”).

There will be added to the Insurance Expenses Linkage Differentials the calculation of which will be made as mentioned in clause 3(a) of the Principal Agreement, mutatis mutandis, in accordance with that stated above in this clause.

The due reimbursement of the Insurance Expenses will be treated as payment of rent for all purposes, including the obligation to pay payments of interest and linkage in respect of the arrears in payment of the Insurance Expenses. Value Added Tax at the lawful rate will be added to the Insurance Expenses, Linkage Differentials and, where appropriate, to the interest also, and that tax will apply to the Lessee and will be paid by it together with the payment to which the VAT relates.

If the Company will be required by its insurer to pay it additional sums over and above that payable by it at the time of the signature of this Addendum, in respect of the insurances mentioned above, then the Company may charge the Lessee additional sums equal to the Lessee’s proportional percentage of all the Insurance Expenses mentioned above, and the Lessee undertakes to pay the Company such additional sums on the first of the month following the date of the insurance company’s demand or on such later date as will be determined by the Company.

The addition will be fixed according to the rate of the increase between the Insurance Expenses which the Company will become liable to pay to its insurer, and the Expenses paid by the Company prior to the increase thereof. Upon the occurrence of the foregoing, the Company will furnish to the Lessee, upon its demand, a written certificate of the Company’s auditor of the amount of the increase in the Insurance Expenses and the determination by the auditor will be of binding effect against the Lessee.

8.	The Lessee may inspect the copy of the insurance policy issued to the Company at the Company’s offices in Tel Aviv, and at each of its branches, after prior arrangement.

9.
For the removal of any doubt, it is agreed by the parties that the insurance benefits receivable by the Company under the insurance policy made by the Company as mentioned in clause 5 above, will be paid to, and belong solely, to the Company.

10.	The stamp duty costs of this Addendum will be borne and paid by the Lessee.

In witness whereof the parties have set their hands:

Mivneh Taasiya Ltd. (signed)           Net 2 Wireless Israel Ltd. (signed)

__________________            ________________Nehemiah
The Company                   The Lessee

Appendix to Addendum No. 1: Lessee’s Insurance Certificate

Date: ____________

Mivneh Taasiya Ltd.
(hereinafter: “the Company”)
4 Kaufman Street, Sherbet House
Tel Aviv

Dear Sir/Madam,

Re:	Insurance certificate according to the Addendum
To the Agreement dated 2/2/2000 (hereinafter: “the Agreement”)
Between you and Net 2 Wireless Israel Ltd., (hereinafter: “the Lessee”)

We hereby confirm that commencing from _______________, we have effected in the name of the Lessee, the following insurances pursuant to that stated in Addendum No. 1 - Liability and Insurance attached to the Agreement.

1.
Extended fire insurance insuring, in the full value thereof, loss or damage to the contents of the Premises and/or the additions and renovations added to the Premises and/or to property of any kind owned or within the responsibility of the Lessee, in its full value and situated at or in the vicinity of the Premises (without derogating from the generality of that stated - including the furnishings, equipment, installations and inventories of any kind whatsoever) against the risks of fire, smoke, lightning, explosion, storm, tempest, flood, earthquake, damage by liquid burst pipes, damage by vehicles and/or hoisting instruments, damage by aircraft, riots, strikes, malicious damage and burglary.

This insurance includes a waiver clause by the insurer of the right of subrogation against the Company and its successors and/or against the other lessees and/or tenants (if their insurances include a parallel clause concerning a waiver of the right of subrogation against the Lessee) provided such waiver of the right of subrogation will not apply in favour of any person who has caused malicious damage.

Insurance amount: $ _____________

2.	Third party liability insurance in respect of the liability by reason of loss, harm or damage to the person or property of any person and/or body whatsoever.

The insurance is not subject to any limitation regarding: fire, explosion, panic, hoisting, loading and unloading instruments, contractors and sub-contractors, defective sanitary installations, poisoning, any harmful thing in food or drink, the making of any additions and renovations in the Premises, strike and lockout and claims of subrogation on the part of the National Insurance Institute.

This insurance has been extended to indemnity the Company in respect of its liability as the owner of the Premises and also in respect of its liability for the acts and/or defaults of the Lessee, subject to the cross-liability clause whereby the insurance is deemed to have been made separately for each of the individuals comprising the assured.

Limit of liability: $ _______________ per event, cumulative for the annual insurance period.

3.
Employers’ liability insurance in respect of the Lessee’s liability towards those employed by it with the limit of the standard maximum customary in Israel on the date of making or renewing the insurance, the insurance not including any limitation regarding contractors and sub-contractors and their employees, the making of additions and renovations in the Premises, bait and poison and the employment of young persons. The insurance is extended to indemnify the Company in the event of it being pleaded, with respect to the occurrence of any work accident, that it bears the duties of an employer towards any of the Lessee’s employees.

Limit of liability: $ ____________ per claimant, $ ________ per event and $ ____________ cumulatively for the annual insurance period.

4.
Consequential loss insurance by reason of damage caused to the contents of the Premises and/or the structure in which the Premises are situated, in the full value thereof following the risks mentioned in clause (1) above, for an indemnity period that will be not less than 12 months. The insurance includes a waiver clause of the insurer of the right of subrogation against the Company and its successors and/or any other lessees and/or tenants (if their insurances include a parallel clause regarding the waiver of the right of subrogation against the Lessee) provided such waiver of the right of subrogation will not apply in favour of any person who has caused malicious damage.

Insurance amount: $ _______________

We hereby certify that all the above insurances have priority as against any insurance made by the Company and that we waive any demand or claim regarding sharing in the Company’s insurances.

We further certify that the above insurances will not be limited nor cancelled for the duration of the term of the Agreement, unless 60 days’ notice at least will have been received to that effect by registered mail in advance.

Subject to the terms and exceptions of the original policies to the extent they have not been expressly varied by this Certificate.

Yours faithfully,

________________  ________________    ________________     ________________
(Insurer’s stamp)    (Insurer’s signature)     (Signatory’s name)      (Position)

Appendix ‘A’ - To the Addendum to the Agreement dated 2/2/2000
(Agreement No. 1-03-1198-3)

Particulars of the Premises
Name of Lessee	: Net 2 Wireless Israel
Address of the Premises	: 12 Ha’amal Street, Rosh Haayin
No. of Premises	: 137.002.01+11+21+31
Type of Premises	: Office and hi-tech Building

A.	In this Agreement:

1.	“Land” - means the land having an area of 15,622 square meters and known as Parcel 527-8 in Block 8863.

2.	“Building” means the western building having an area of 14,473 square meters of the 2 buildings erected on the Land each of which will comprise 4 floors each.

3.
“The Premises” - means all the western building comprising the ground + first + second + third floors, and numbered 137.002.01+11+21+31 and having an area of 14, 473 square meters (gross external measurements plus a proportionate to part of the Common Property designed for the use of all or part of the users of the Building) and 199 parking places on the basement floor and 90 parking places on the ground floor pursuant to that stated in Appendix “F” of the Principal Agreement (all jointly hereinafter called: “the Premises”).

4.	“Purpose” - hi-tech offices as the only use.

5.
“The Lease Term” commencing on 15/8/2000 in the part constituting one moiety of the three lower floors of the Premises (hereinafter: “the First Section”); commencing from 15/11/2000 in the part constituting the second moiety of the three lower floors of the Premises (hereinafter: “the Second Section”) and commencing on 15/12/2000 in the part constituting the fourth and upper floor of the Premises (hereinafter: “the Third Section”) and expiring on 31/12/2010 (hereinafter: “the Expiry Date of the Lease”).

a.
The Company undertakes to allow the Lessee to enter the First Section for the purpose of commencing the implementation of adaptation works, by not later than 15/6/2000 (hereinafter: “the First Delivery Date for Adaptations”). The Company undertakes to enable the Lessee to enter the First and Third Sections after two months and after four months from the First Delivery Date for Adaptations, respectively (hereinafter: “the Second Delivery Date for Adaptations” and “the Third Delivery Date for Adaptations”). In respect of each delay of delivery of the Premises or part thereof for adaptations on any of the three dates specified above (hereinafter: “the Delay Period”), the Company will compensate the Lessee by canceling the Rent of such section of the Premises according to this Agreement for a delay of the same duration as the Delay Period and commencing on the date of the commencement of the Lease Term in respect of such section of the Premises stated in clause 6 hereof.

In respect of each day of delay in delivering the Third Section for habitation (hereinafter: “the Lease Commencement Date of the Third Section”) the Company will compensate the Lessee by canceling the rent of the Third Section mentioned in clause 6 hereof for a period of the same duration as the Delay Period and commencing on the Commencement Date of the Lease Term of the Third Section mentioned above.

b.	The Lessee may terminate the Lease Term on 31/12/2005 if it gives notice thereof to the Company in writing 90 days in advance.

c.
The Lessee may terminate the Lease Term on 31/12/2003 if it gives notice thereof to the Company in writing 90 days in advance. If the Lessee has elected to do so, it will pay the Company an amount in New Shekels equal on the date of giving such notice to four months of the lease and rental for parking. Such payment will be paid within 30 days of the date on which the Lessee vacates the Premises.

d.
The Lessee may notify the Company up to 6 months before the expiration of the Lease Term of its wish to extend the Lease Term for further terms of 5 years each, but not exceeding 15 years (hereinafter: “the Further Lease Term”). Upon receipt of such notice by the Company, the terms of the Lease will be set, including the rent and payment of rental for the parking (hereinafter: “the Price”) with the agreement of the parties. If the parties fail to reach an agreement, an appraiser agreed on by the parties will be appointed to set the Price for the whole of Further Lease Term and his determination will be binding upon the parties.

6.	“The Principal Rent” - the principal rent and rental for the parking for each month in respect of the Premises is:
“Rental for
the Parking” -

NIS for the rental -	NIS for the parking	Commencing from	15/8/2000	Until	31/12/2000
NIS for the rental -	NIS for the parking	Commencing from	1/1/2001	Until	14/4/2001
NIS for the Lease -	NIS for the parking	Commencing from	15/4/2001	Until	31/12/2002
NIS for the Lease -	NIS for the parking	Commencing from	1/1/2003	Until	31/12/2004
NIS for the Lease -	NIS for the parking	Commencing from	1/1/2005	Until	31/12/2006
NIS for the Lease -	NIS for the parking	Commencing from	1/1/2007	Until	31/12/2008
NIS for the Lease -	NIS for the parking	Commencing from	1/1/2009	Until	31/12/2010

7.	“The Base CPI” - the CPI published on 15/1/2000 and which stood at 106.6 points.

8-10	Cancelled.

11.    “Bank Guarantee” -   the amount of the autonomous bank guarantee is the sum of NIS _________ on the date of the delivery of the entire Premises for adaptations, but not before 15/6/2000.

12.	“Permitted floor loading”- 1000 kilograms per square meter on the ground floor, 500 kilograms per square meter on floors 1, 2 and 3.

13.	Cancelled.

14.	“The Electricity Connection” - having an output of 400 amps, triple-phase on each floor separately.

15.	Cancelled.

16.	Cancelled.

17.	“Insurance Expenses” - NIS _______ every three months.

18.	“Exclusive Jurisdiction” - the competent court in the Tel Aviv District.

19.	The particulars of the Lessee that will appear in the direction signs or means of publication in the building are: Net 2 Wireless Ltd.

________________________         ____________________________
            Mivneh Taasiya Ltd. (signed)      Net 2 Wireless Israel Ltd. (signed)

            The Company              The Lessee

Addendum No. 2 to the Agreement of Lease No. 1-03-1198-03 of 2/2/2000

Between:    Mivneh Taasiya Ltd.

(hereinafter: “the Company”)

And:  Net 2 Wireless Israel Ltd.
(hereinafter: “the Lessee”)

WHEREAS
An Agreement of Lease was signed between the parties on 2/2/2000 (hereinafter: “the Principal Agreement”) including the Addenda thereto whereby the Lessee leased a unit in a Building numbered 137.002.01+11+21+31 and having an area of 10, 000 square meters situated in the Rosh Ha’ayin Industrial Zone, and known as Tarshish House (hereinafter: “the Premises”); and

WHEREAS
the Lessee was granted an option according to clause 6A (a) of the Principal Agreement to lease additional areas in the west wing of the building whereby that wing of the building will be leased in its entirety to the Lessee (hereinafter: "the Additional Premises”); and

WHEREAS
the Company declares and warrants that notwithstanding the provisions contained in clause 6A (b) of the Principal Agreement, the west wing building will comprise of 4 floors, the construction thereof is being effected pursuant to the approval of the Mayor of Rosh Ha’ayin collaterally with the submission of all the plans required for the final approval of the planning authorities and the aggregate area of the west wing building will be 14, 473 sq. m.(gross).

It is therefore declared, stipulated and agreed as follows:

1.	The preamble to this Addendum constitutes an integral part hereof.

2.	The Lessee hereby exercises the option mentioned in clause 6A(a) of the Principal Agreement .

3.	Appendix ‘A’ to this Addendum will replace Appendix ‘A’ to the Principal Agreement thereof.

In witness whereof the parties have set their hands:

________________________         ____________________________
            Mivneh Taasiya Ltd. (signed)      Net 2 Wireless Israel Ltd. (signed)

            The Company              The Lessee

Addendum No. 3 to the Agreement of Lease No. 1-03-1198-03 of 2/2/2000

Made and Signed on 28/3/00

Between:       Mivneh Taasiya Ltd.
Of 4 Kaufman Street
Tel Aviv
Tel. 03-5190808, Zip code 68012

(hereinafter: “the Company”)

And:     Net 2 Wireless Israel Ltd.
Corporate No. 51-2869652
(hereinafter: “the Lessee”)

WHEREAS
An Agreement of Lease was signed between the parties on 2/2/2000 (hereinafter: “the Principal Agreement”) whereby the Lessee leased part of a Building situated in the stages of construction in the Rosh Haayin Industrial Zone, and known as Tarshish House (hereinafter: “the Premises”); and

WHEREAS	The Premises are to be delivered to the Lessee to a level of finish in the form of a “Shell” as defined in the Principal Agreement; and

WHEREAS	The Lessee is desirous of the Company effecting Adaptations (as defined in this Amendment) in the Premises;

It is therefore stipulated and agreed as follows:

1.	Preamble

(a)	The preamble to this Addendum constitutes an integral part hereof.

(b)	The headings to the clauses in this Addendum are for convenience only, and are not part of the Addendum.

(c)	All the Appendices and Addenda to this Addendum constitute an integral part thereof.

(d)	Upon the signature hereof, all declarations and/or undertakings and/or representations made by the parties prior to the signature hereof are null and void.

2.	Definitions

“Adaptation Works” -
the adaptation works that will be planned by the Lessee at the Premises and be executed by the Company, as set out in the adaptations specification to be agreed between the parties (hereinafter: “the Adaptations Specification”). The adaptations works will not include equipment that is not permanently fixed to the structure, and chattels of their various kinds and kitchen equipment.

“Planners” -
architects and/or professional consultants who will be appointed by the Lessee for the purpose of planning the Adaptation Works and supervision on its behalf over the implementation of the Adaptation Works.

“The Company’s Inspector” -	the Person to be appointed by the Company as inspector of the implementation of the Adaptation Works.

“Base CPI”-	the Consumer Price Index published on 15/3/2000 and which stood at 105.6.

3.	Adaptations Budget

(a)
The Company will make available to the Lessee a budget for implementing Adaptation Works in the sum of NIS 23,156,800 (hereinafter: “the Budget”). Insofar as the area of the Premises will increase beyond that stated in Appendix ‘A’ to the Agreement of Lease, the Budget will ratably increase.

(b)
Within 15 days of the date of completing the implementation of the Adaptation Works, the Company will make a summary of all the expenses it incurred (hereinafter: “the Calculation Date”). If the cost of the Up-to-date Adaptations (as defined in clause 4(e) hereof) exceeds the amounts specified in sub-clause (a) above, the Lessee will pay to the Company the surplus sum within 28 days.

(c)
In order to make the calculation mentioned in sub-clause (b) above, all the sums that will be expended by the Company will be calculated according to the CPI known on the date of actual payment compared with the Base CPI and compared with the CPI known on the date of the calculation.

4.	Planning and implementation of the Adaptation Works

(a)	(1)	The Lessee will effect the planning of the Adaptation Works. The cost of the planning will be included in the Budget.

(2)	To implement the planning of the Adaptation Works, the Lessee will enter into a contract with the Planners.

(b)
Upon completion of the final, preliminary planning of the Adaptation Works (hereinafter: “Preliminary Plan”), the Preliminary Plan will be sent by the Lessee to the Company for inspection, examination and remarks.

The Company will be bound within 7 (seven) working days of the date it receives from the Lessee the Preliminary Plan (hereinafter: “the Response Period”) to do one of the following:

(1)
Grant its written consent to the Preliminary Plan. For the removal of any doubt it is agreed by the parties that in case that the Company will not deliver its written consent to the Preliminary Plan at the end of the Response Period in which case the Company will be deemed to have granted its consent within the Response Period.

Upon the occurrence of that stated in this sub-clause above, the Lessee will be entitled to immediately begin the preparation of the implementation plans, or,

(2)	Notify the Lessee in writing that a material change is required in the Preliminary Plan (hereinafter: “the Material Change”).

After approval of the Preliminary Plan, plans for a tender will be prepared by the Lessee based on the Preliminary Plan (hereinafter: “the Tender Plans”).

The Tender Plans, signed by the Planners and all the consultants, including specifications, bills of quantities and estimations for execution, will be delivered to the Company for approval, pursuant to a time schedule to be agreed between the parties.

The Company will be bound to approve or give notice of its refusal to approve, on material engineering grounds, the Tender Plans within 7 days of the Company receiving the same. In the event of the Company not sending the Lessee in writing its approval or refusal to approve the Tender Plan within the Response Period, the Company will be deemed to have granted its approval in writing to such Tender Plan.

Pursuant to the time schedule, the implementation plans (hereinafter: “Implementation Plans”) will be completed by the Planners. If the Lessee is late in submitting the Implementation Plan beyond the date prescribed for that purpose according to the time schedule, the delivery of possession will be delayed in accordance with the number of days of such delay in submitting the Implementation Plan. If such delay exceeds 21 business days, the Lessee will be bound to pay rent in respect of each day of delay in submitting the Implementation Plan beyond the 21 business days mentioned until the date the Implementation Plan is submitted.

Nothing in the foregoing shall derogate from the Lessee’s obligations to pay rent pursuant to that stated in the Principal Agreement.

In the event of a delay in delivery of the Premises to the Lessee by a period of up to 15 days from the Delivery Date (hereinafter: “the Delay Period”) the Company will be exempt from paying any compensation to the Lessee in respect of the Delay Period.

In the event of a delay in delivery of the Premises to the Lessee by a period of 16 days or more from the Delivery Date (hereinafter: “the Additional Delay Period”), the Company will compensate the Lessee in a sum equal to the daily rent pursuant to the Principal Agreement in respect of each day of delay (hereinafter: “the Compensation Amount”). The Compensation Amount will be set off against the rent that the Lessee will be bound to pay under the Principal Agreement subject to the date of the commencement of the Lease Term falling at the end of the Additional Delay Period.

(c)
In the event of any disputes between the parties on engineering matters, the Company’s engineer and the Lessee’s inspector will determine the dispute. If these parties fail to reach any determination in the dispute, an umpire will be appointed agreed upon by the parties, and, in the absence thereof - by the President of the Engineers Association in Israel (hereinafter: “the Dispute Resolution Mechanism”).

The determination of the umpire will be binding upon the parties and neither of them will have any right of protest or appeal.

(d)
The Company undertakes to effect the Adaptation Works by contractors who will be jointly determined with the Lessee by tender, as customary in the Company and pursuant to the Adaptations Specification, precisely, professionally and according to a high standard of work, and also undertakes to fulfill all the conditions of the time schedule that will be set between the parties. The Lessee will have a right of veto in connection with the selection of a specific contractor. On the date of the completion of each Implementation Plan, the Implementation Plan will be added to the Adaptations Specification documents and the Implementation Plan will constitute an integral part thereof. In the case of any divergence between that stated in the Implementation Plan mentioned and the other documents of the Agreement, the Implementation Plan will take precedence over that stated in the remaining Agreement documents.

(e)
In respect of the cost of the Adaptation Works (hereinafter: “the Adaptation Costs”) the Lessee will pay the Company’s overhead commission at the rate of 4% (four percent) of the Adaptation Costs (hereinafter: “the Company’s Overhead Commission”).

The Adaptation Costs plus the Company’s Overhead Commission will be hereinafter called “the Up-to-Date Adaptation Costs”. The Lessee will pay the Company rent in respect of the Up-to-Date Adaptations Cost at the rate of 1.20% per month (“the Additional Rent”). The Additional Rent will be treated as rent under the Principal Agreement.

(f)
The Lessee will be entitled to make alterations to the Adaptation Works plan in respect of the designated areas up to the completion stage of the relevant Implementation Plan for those Adaptation Works, without any additional cost or addition to the rent.

The Lessee will further be entitled, on any date following the completion of the relevant Implementation Plan, to demand that the Company make alterations and additions to the Adaptation Works in respect of the designated areas. If, as a result of making such alterations, the Delivery Date will be deferred, the Lessee will be bound to pay rent for the deferral period. A delay of up to 14 days in this connection will not be deemed to be a delay justifying payment of rent. Any disputes that will arise between the parties in connection with the additional cost of the Adaptation Works and the period of the deferral of the date will be determined by the Dispute Resolution Mechanism.

(g)
To the extent the Lessee chooses to terminate the Lease Term on the dates mentioned in clause 5(b) and 5(c) of Appendix ‘A’ of the Principal Agreement, it will pay the Company within 15 days of its notice terminating the Lease Term (hereinafter: “the Payment Date in respect of prior Termination”) the following sums:

(1)	70% of the Up-to-Date Adaptation Costs if it has chosen to terminate the lease term on 31/12/03;

(2)	50% of the Up-to-Date Adaptation Costs if it has chosen to terminate the lease term on 31/12/05;

The Up-to-Date Adaptation Cost will be linked to the CPI known on the Payment Date in respect of the Prior Termination.

(h)	The Lessee will furnish the Company on the date of the signature of this Agreement a bank guarantee in the form attached as Appendix ‘A’ to this Addendum, in the sum of N.I.S. 3,636,000.

(i)	The Lessee will pay additional insurance expenses over and above that stated in clause 17 of Appendix ‘A’ to the Agreement in the sum of NIS. 17,400, on the 1st day of every three months.

(j)	The Lessee undertakes to cause Net 2 Wireless Inc. Ltd. to sign as guarantor for all its undertakings under this Addendum.

Appendix A - Bank Guarantee

In witness whereof the parties have set their hands:

________________________         ____________________________
            Mivneh Taasiya Ltd. (signed)      Net 2 Wireless Israel Ltd. (signed)

            The Company              The Lessee

Date: 28/3/00

Mivneh Taasiya Ltd.
4 Kaufman Street
Tel Aviv

Dear Sir/Madam

Re: Guarantee No. _____ to the Agreement with Net 2 Wireless Israel Ltd.

We hereby guarantee to you the discharge of any sum that you will demand from us up to the aggregate sum of ______________ New Shekels (“the Principal of the Guarantee”), together with the Linkage Differentials hereinafter set out, that is or will become due to you from Net 2 Wireless Ltd., (hereinafter called - “the Debtor”).

We will pay you from time to time, within 7 days of the date of receiving your demand in writing, any sum of the Principal of the Guarantee specified in your above demand together with Linkage Differentials to be calculated as set out below, without your being bound to substantiate your demand or first demand discharge of such sum from the Debtor on condition that the aggregate amount that we will pay you under this Guarantee will not exceed the Principal of the Guarantee, plus Linkage Differentials.

With respect to this Guarantee:

CPI	-
means the Consumer Price Index, including food and vegetables published by the Central Bureau of Statistics. If the Base CPI is replaced or the system of calculation and making thereof is replaced or if it is published by another body other than the above Bureau, the Company will make the calculation of the increase in the CPI for the purposes of this clause, having regard to such changes.

The Base CPI	-	means the CPI known on 15/3/00, that is - 105.6 points.

New CPI	-	the last CPI that will be known on the date of receiving your demand in the Bank.

Linkage
Differentials	-	The rate of increase as a percentage expressing the difference between the increase in the New CPI compared with the Base CPI, divided by the Base CPI.

This Guarantee will automatically reduce from time to time to the extent of the amount of the demand that has been paid - without Linkage Differentials - and will be deducted from the aggregate sum of the Principal of the Guarantee on condition that the aggregate sum according to the demand - without Linkage Differentials - will not exceed the aggregate amount of the Principal of the Guarantee.

This Guarantee is not conditional upon the validity of the Debtor’s liability towards you.

This Guarantee will remain in force until ________________ (inclusive) and any demand thereunder must be in writing and reach the undersigned branch whose address is ______________.

Any demand arriving after such date will not be entertained.

This Guarantee is not assignable or transferable.

Yours faithfully,

_______________________
Net 2 Wireless Corporation

Davidson

Agreement of Lease No. 1-03-1430-0

Addendum to the Agreement of Lease made and signed on 02/02/2000. (In connection with the Transfer and Assignment of the Rights and Obligations of the Existing Lessee to a Substitute Lessee).

This Addendum is made on the 19 August 2001

Between:	Mivneh Taasiya Ltd.
A company having its registered office at
4 Kaufman Street, Tel Aviv 61500
(hereinafter: “the Company”)

And:	Name:	Net 2 Wireless Israel Ltd.
	Corporate No:	51-2869652
	Address:	10 Ha’amal Street, Rosh Haayin
	Tel.	03-9158888
(hereinafter: “the Lessee”)

And:	Name:	Scopus Network Technologies Ltd.
	Corporate No.:	51-188910-7
	Address:	5 Hazoref Street, Holon
	Tel.	03-5576299, Fax. 03-5576249
(hereinafter: “the Substitute Lessee”)

WHEREAS
On 02/02/2000, an Agreement of Lease was signed including Appendices and Addenda (hereinafter: “the Agreement of Lease”) between the Company and the Lessee whereby the Company leased to the Lessee premises having an area of 14,473 square meters on land and in the Building set out in clauses 1 and 2 of Appendix ‘A’ to that Agreement; and

WHEREAS
The Lessee has requested to transfer and assign part of its rights and obligations under the Agreement of Lease to the Substitute Lessee, and the Substitute Lessee has agreed to take by way of assignment, part of the Lessee’s rights and obligations under the Agreement of Lease, as more particularly set out herein;

It has therefore been agreed between the parties hereto as follows:

1.	The preamble to this Addendum constitutes an integral part thereof and is to be regarded as one of the conditions thereof.

2.
This Addendum constitutes an integral part of the Agreement of Lease and one of the conditions thereof. In the event of any divergence and/or inconsistency between the provisions of this Addendum and those contained in the Agreement of Lease, those contained in this Addendum will prevail.

3.
The Lessee assigns part of its rights and obligations under the Agreement of Lease to the Substitute Lessee, and the Substitute Lessee accepts such assignment, all in relation to that part of the Premises described in clause 3 of Appendix ‘A’ to this Agreement (hereinafter: “the Transferred Premises”). A plan of the Transferred Premises is attached to this Agreement as Appendix ‘B’. The Company confirms and declares that the assignment mentioned at the beginning of this sub-clause above has been made with its full consent.

Notwithstanding that stated in clause 2 of Appendix ‘A’ of the Agreement of Lease, the term of the lease of the Substitute Tenant in the Transferred Premises will be in accordance with clause 4 of Appendix ‘A’ to this Addendum.

3A.
Subject as provided in clause 4 of Appendix ‘A’, the Company declares that the Building and the Transferred Premises were constructed in accordance with a lawful building permit, without any building irregularities, and that, to the best of its knowledge, there is nothing to prevent Form 4 from being received for the Transferred Premises. The Company further declares that to the best of its knowledge, there are no material defects in the Premises and/or the systems thereof.

4.
The parties hereby agree and acknowledge that wherever the word “Lessee” appears in the Agreement of Lease, from henceforth onwards this is to be read as “the Substitute Lessee”, and wherever in the Agreement of Lease there appears the express name of the Lessee, from henceforth onwards the name of the Substitute Lessee shall expressly appear, as set out in the preamble hereto and in relation to the Transferred Premises only.

5.
The Substitute Lessee will pay the Company on the 1st day of every 3 calendar months rent and parking rental in the amount specified in clause 5 of Appendix ‘A’. The Substitute Lessee will further pay to the Company on the 1st day of every 3 calendar month period, Insurance Expenses in the sum mentioned in clause 8 of Appendix ‘A’. The principal amounts of the Rent, of the Parking Rental and/of the principal Insurance Expenses will be linked to the CPI (as defined in clause 3 of the Agreement of Lease) the Base CPI for calculating the Linkage Differentials being that specified in clause 6 of Appendix ‘A’ hereto. Notwithstanding that stated in clause 4 of the Agreement of Lease, the Direct Debit will be in the form attached as Appendix ‘C’ hereto.

6.
The Substitute Lessee will, upon the signature of this Addendum, deliver to the Company an autonomous bank guarantee in the sum mentioned in clause 7 of Appendix ‘A’, pursuant to the conditions contained in clause 5 of the Agreement of Lease. The condition for realising the bank guarantee by the Company is prior written notice to the Lessee of its intention to realise the guarantee, to the extent the Lessee will have failed to rectify the breach within 14 days of the date of the notice.

7.
This Assignment of Rights does not exempt the Lessee from reimbursing the surplus amount within the meaning of clause 3(b) of Addendum 3 to the Agreement of Lease (hereinafter: “the Adaptation Agreement”) to the Company if the cost of the Up-to-Date Adaptations (as defined in clause 4(e) of the Adaptation Agreement) exceeds the amount specified in clause 3(a) of the Adaptation Agreement. For the avoidance of any doubt it is clarified that the Lessee assigns to the Substitute Lessee only the rights under Addendum 3 and not the liabilities. The Substitute Lessee will not be bound to furnish the bank guarantee to which clause 4(g) relates and pay the Insurance Expenses to which clause 4(h) relates nor will it be bound to pay any payment in respect of the Adaptation Works, including in the case of a prior vacation of the Transferred Premises before the expiration of the Lease Term under this Addendum.

8.	(a)
The Company undertakes, until the date of the commencement of the Lease and subject to receiving approved architect’s plans for implementation, 45 days in advance, to effect adaptation works (hereinafter: “Adaptations”) in the area of the storeroom on the ground floor numbered 137.002.(0)03, and alterations on the third floor, numbered 137.002.(3)01 (hereinafter: “the Alterations”), all as set out in Appendix ‘D’.

(b)
In addition to the Adaptations and the Alterations, the Company will effect on behalf of the Substitute Lessee, various works according to the specifications and bills of quantities submitted to it by the Substitute Lessee (hereinafter: “the Additional Works”). The cost of the Additional Works, including the costs of administration, cost of supervision and the Company’s overheads to the extent of 5% (hereinafter: “the Overall Cost”) will be paid by the Lessee within 14 days of the date of receiving an account for payment. If the Overall Cost exceeds the sum of NIS 340,000, there will be added to the Principal Rent in the first 12 months of the Lease, a further sum that will be obtained by dividing the Overall Cost which exceeds NIS 340,000 by 12 (hereinafter: “the Additional Principal”). The Additional Principal will be treated as Principal Rent in all respects. If the Overall Cost will be less than the sum of NIS 340,000, the Substitute Lessee will pay the actual cost.

9.
Clause 9(a) of the Agreement of Lease is cancelled. The supply of electricity to the Transferred Premises will be carried out by the Company in the manner and on the conditions set out in Addendum No. 1 to this Addendum.

10.
Notwithstanding that stated in clause 7(b) of the Management Agreement (Appendix ‘C’ to the Agreement of Lease) the Expenses (within the meaning of that term therein mentioned) will not be less than the amount specified in clause 9 of Appendix ‘A’ to this Addendum.

11.	The parties confirm that except for the changes necessitated by this Amendment and from that stated in clause 12 hereof, no additional variations whatsoever will be made in the Agreement of Lease.

12.	(a)
Notwithstanding that stated in clause 7(a) of the Agreement of Lease, the Substitute Lessee will use the Premises for any purpose permitted according to the Outline Scheme applying to the Building in which the Transferred Premises are situated.

(b)
Notwithstanding that stated in clause 10 of the Agreement of Lease, the Company will be responsible for the inspection and warranty repairs of the Adaptation Works that will have been carried out by it in accordance with that prescribed in the Sale (Apartments), Law, 5733 - 1973.

(c)
Notwithstanding that stated in clause 12 (b)(2) of the Agreement of Lease, the provisions contained in this clause will apply, provided the Lessee’s rights for making reasonable use of the Common Property will not be affected.

(d)
Notwithstanding that stated in clause 13(d) of the Agreement of Lease, the provisions contained in this clause will apply provided the general character of the Building as an office and hi-tech company building, will not be affected.

(e)
It is clarified that in clause 15(a) of the Agreement of Lease, the intention is to unreasonable smells and vibrations. It is further clarified that the Company will be entitled to effect any check, survey, repair or other action that will be deemed appropriate by the Company to restore the situation to what it was previously and/or for the removal of the nuisance, subject to arrangement with the Lessee, provided the Lessee will not unreasonably withhold its consent to the foregoing in the circumstances. It is clarified that in any case where the check will be required by a competent authority, the Lessee will not be entitled to refuse the carrying out of the check.

(f)
Notwithstanding that stated in clause 17(a) of the Agreement of Lease, the Substitute Lessee will be entitled to grant leases of the Transferred Premises by way of sublease, in whole or in part, to one or more persons, for the purpose of the Lease, subject to the identity of the sub-lessee being pre-approved by the Company and subject to the further condition that the Substitute Lessee will guarantee the undertakings of the sub-lessee and that the sub-lessee will sign as a party to this Agreement. The Company will not unreasonably withhold its consent. The Substitute Lessee will be entitled to transfer its rights and obligations under this Contract to another party after receiving the Company’s prior written approval, provided the transferee will assume all the Substitute Lessee’s undertakings under this Agreement and sign this Agreement. The Company will not unreasonably withhold its consent to such assignment or transfer.

(g)
Notwithstanding that stated in clause 19 of the Agreement of Lease, in the event that the Substitute Lessee will be unable to operate the Premises in whole or in a material part thereof for the purpose of the Lease by reason of a malfunction in the electricity supply, that is dependant on the Company, the Substitute Lessee will not be bound to pay rent so long as it is deprived of the use of all or a material part of the Premises by reason thereof.

(h)	Notwithstanding that stated in clause 21 (a) of the Agreement of Lease, the Company’s notice will be delivered to the Substitute Lessee in writing.

(i)
Notwithstanding that stated in clause 3(b) of the Management Agreement, the standard of the services in the Building will not be less than that of the services in buildings having a similar character in the same area.

(j)
In the first twenty four months of the Lease, the Expenses (within the meaning of the Management Agreement, will not exceed N.I.S. 7.25 per square meter of the Transferred Premises, linked to the CPI mentioned in Appendix ‘A’ to this Addendum.

(k)
Notwithstanding that stated in clause 7(b) (1) of the Management Agreement, waiver by the Lessee of the right of appeal against its share in the Expenses or any particular used as a basis for the calculation of its share in the Expenses will only apply if the certificate of the Company’s auditor to the particulars that served as a basis for the calculation will have been received.

(l)
Notwithstanding that stated in clause 7(b)(2) of the Management Agreement, the Company may vary the formula for dividing the Expenses and determine another ratio, subject to the Lessee not been bound by Expenses beyond its proportionate share (as defined in clause 7(b) of the Management Agreement).

(m)
Notwithstanding that stated in clause 12(a) of the Management Agreement, the Company’s authority to take the steps mentioned in this clause will only apply if written notice has been given to the Lessee of its intention to take any of the above steps, 14 days in advance.

(n)	Notwithstanding that stated in clause 12(e) of the Management Agreement, only a VAT invoice will constitute evidence of the amount of the legal expenses.

(o)
The Substitute Lessee will be entitled to install on the roof of the Building satellite dishes without payment, provided the plan for positioning the dishes will have been submitted to the Company for prior approval, and all the necessary approvals and permits for the same will have been received from the competent authorities.

13.
If, by the Date for the Commencement of the Lease (as defined in this Addendum) no building permit will have been received for constructing the fourth floor of the Building, constituting part of the Transferred Premises, the Substitute Lessee will be entitled to give notice in writing to the Company of the deferral of the Date for the Commencement of the Lease until the date on which the permit is received (hereinafter: “the New Date for the Commencement of the Lease”) and/or the rescission of this Agreement and the Company will have no claim against the Substitute Lessee in respect of the rescission of the Agreement, and, without derogating from the foregoing, the Lessee will not owe to the Company any sum in respect of works that it has carried out in connection with the adaptation of the Transferred Premises for the occupation by the Substitute Lessee. In the event of the Substitute Lessee giving notice to the Company of the deferral of the Date of the Commencement of the Lease, it will be entitled to give notice of the rescission of the Agreement at any time until the New Date for the Commencement of the Lease, and the foregoing provisions will apply.

14.
If, as a result of any judicial and/or administrative order to vacate the Transferred Premises after the occupation thereof by the Substitute Lessee, the Substitute Lessee will be compelled to vacate the Premises and relocate its place of occupation elsewhere, after the Company and/or the Substitute Lessee have fully prosecuted the proceedings to set aside such order, at the expense of the Company, to the extent that such proceedings will be enabled by statute, the Company will bear all the costs of such relocation, including the expenses of adapting the Substitute property in the same way as that mentioned in clause 8 above and in Appendix ‘D’ hereof (including workmen’s wages) provided the Substitute Lessee will be under a duty to mitigate the damage insofar as it is dependent upon it.

15.
The Substitute Lessee is hereby granted a pre-emptive right until 31/8/2003 to lease any area that will become vacant in the Building, according to the same conditions as are contained in this Addendum. If any such area has fallen vacant of its tenants, the Company will turn to the Substitute Lessee in writing and offer a lease of such area. The Lessee will give notice to the Company in writing within 7 business days as to whether it wishes to exercise its right and take a lease of the area that has fallen vacant. In the event of the Substitute Lessee’s refusal or failure to respond to the Company’s approach, the Company will be entitled to offer the area for lease to any other party.

16.
The Lessee undertakes to supply to the Substitute Lessee electricity in at least 4 out of the 6 sockets in each point, in accordance with an operating agreement that will be signed between them. The Company warrants that if, for any reason, the Lessee fails to meet its commitments it will ensure the supply to the Substitute Lessee of such electricity supply.

17.
If the Substitute Lessee will have terminated this Addendum for any of the reasons enumerated in clauses 13 and 14 above, the Lessee will revert to being liable for all its obligations pursuant to the Agreement of Lease, to the extent it relates to the Transferred Premises, as from the date on which the Company and the Substitute Lessee will have agreed on the termination of this Addendum, and the Lessee will have no claim against the Substitute Lessee in respect of the foregoing.

18.	The Company will not bear any stamp duty costs of this Amendment.

In witness whereof the parties have set their hands on 19/8/01.

Mivneh Taasiya Ltd.	Jigami (Israel) Ltd.	Scopus Network Technologies Ltd.
_________________	__________________	_____________________________
The Company		Substitute Lessee

Appendix ‘A’ - To the Addendum to the Agreement dated 19/8/2001
(Agreement No. 1-03-1430-0)

Particulars of the Premises
Name of Substitute Lessee	: Scopus Network Technologies Ltd.
Address of the Premises	: 10 Ha’amal Street, Rosh Haayin
No. of Premises	: 137.002.(0)03+(3)01
Type of Premises	: Office and hi-tech Building

A.	In this Agreement:

1.	“Land” - means the land having an area of 15,622 square meters and known as part of Parcel 4,8, 9 and 17 in Block 8863, fields 527-8.

2.	“Building” means the west wing building having an area of 14,415 square meters of the 2 buildings erected on the Land each of which comprises 4 floors.

3.
“The Transferred Premises” - means a unit in the Building situated on the ground floor, numbered 137.002(0)03 and having an area of 425 square meters; and a unit in the Building situated on the third floor numbered 137.002(3)01 and having an area of 3,651 square meters (gross external measurements plus a proportionate to part of the Common Property designated for the use of all or part of the users of the Building) and 2 storerooms units having an aggregate area of 22 sq.m., in the basement of the Building and 24 parking places on the ground floor and 54 parking places in the parking basement, all pursuant to that stated in Appendix “B” (all jointly hereinafter called: “the Transferred Premises”).

4.	“The Lease Term” commencing on 1/10/2001 (hereinafter: “the Commencement Date of the Lease”) and expiring on 30/09/2011 (hereinafter: “the Expiry Date of the Lease”).

Without derogating from that stated in clause 13 of the Addendum, the Substitute Lessee will be entitled to terminate this Agreement of Lease by the actual Commencement Date of the Lease if, by 15/9/2001, the Company does not notify it that it holds Form 4 for the Transferred Premises. It is further agreed that the Substitute Lessee may move equipment into the Transferred Premises as a licensee even prior to the Commencement Date of the Lease, to the extent the Company will have completed the necessary works in the Transferred Property. It is further agreed that to the extent this will be enabled (subject to the completion of Adaptation Works in the property for the Substitute Lessee’s purposes) and the Substitute Lessee so desires, and gives written notice to that effect to the Company, the Lease Term will commence before the date mentioned above and the date specified by the Substitute Lessee in its notice will be regarded as the Commencement Date of the Lease.

a.
The Substitute Lessee may terminate the Lease Term on 30/9/2006 or 30/9/2008, if it gives notice thereof to the Company in writing 90 days in advance. Without derogating from the foregoing, commencing from the 37th month of the Lease Term the Substitute Lessee may bring this Agreement to an end on any date by 12 months prior written notice to the Company.

b.
The Substitute Lessee may notify the Company up to 6 months before the expiration of the Lease Term of its wish to extend the Lease Term for further terms of 5 years each, but not exceeding 14 years and 11 months (hereinafter: “the Further Lease Term”). Upon receipt of such notice by the Company, the terms of the Lease will be set, including the rent and payment of rental for the parking (hereinafter: “the Price”) by agreement between the parties. If the parties fail to reach an agreement, an appraiser agreed on by the parties will be appointed to set the Price for the whole of Further Lease Term and his determination will be binding upon the parties.

5.	“The Principal Rent”
“Principal Parking Rental” - the Principal Rent and the Principal Parking Rental for every 3 months in respect of the Premises will in NIS. be:

Rental	Parking
623,579. -	64,330. -	Commencing from	1/10/2001	Until	30/9/2003
654,758. -	67,546. -	Commencing from	1/10/2003	Until	30/9/2005
687,496. -	70,923. -	Commencing from	1/10/2005	Until	30/9/2007
721,870. -	74,469. -	Commencing from	1/10/2007	Until	30/9/2009
757,964. -	78,193. -	Commencing from	1/10/2009	Until	30/9/2011

6.	“The Base CPI” -	the CPI published on 15/6/2001 and which stood at 101.00 points.

It is agreed by the parties that if in any particular month, during the Lease Term, the number of the new CPI points will be lower than that of the Base Index, the Principal Rent, the Principal Parking Rental and the Principal insurance fees will not reduce as a result of the foregoing and the Lessee will pay the Company in such a case the Principal Rent, Principal Parking Rental and Principal insurance fees as appropriate.

7.	“Bank Guarantee” -	the amount of the autonomous bank guarantee is the sum of
NIS 948,000 (including VAT).

8.	“Insurance
	Expenses” -	NIS 6,505 on the first day of every three months commencing from 1/10/2001.

9.	“Expenses” -	NIS. 101,253 on the first day of every three months commencing from 1/10/2001.

________________________	____________________________
Mivneh Taasiya Ltd. (Signed)	Jigami (Israel) Ltd. (Signed)
The Company	The Lessee

________________________
Scopus Network Technologies Ltd. (signed)
Substitute Lessee

Appendix B to the Amendment of the Agreement of Lease No. 1-03-1430-0 - Plan of the Transferred Premises- Third floor

3

מפלס +14.02

סקופוס

נטוורק טכנולוגיס בע"מ

חברת מבני תעשיה בע"מ

גיוונמר [illegible] בע"מ

Appendix B to the Amendment of the Agreement of Lease No. 1-03-1430-0 - Plan of the Transferred Premises (Continuation)-Ground floor

Appendix B to the Amendment of the Agreement of Lease No. 1-03-1430-0 - Plan of the Transferred Premises (Continuation)- 54 parking places in the parking basement
187-197, 200-208, 294-298, 309-325, 350-361

Appendix B to the Amendment of the Agreement of Lease No. 1-03-1430-0 - Plan of the Transferred Premises (Continuation)- 24 parking places in the ground floor
3-7,118-127,143-147,167-170

Appendix ‘C’ to the Addendum to the Agreement of Lease No. 1-03-1430-0 -
Direct Debit Authorization

Mivneh Taasiya Ltd.

Direct Debit Instruction and Authorization

Date: _________________
To:
Bank _________________________ Branch ________________________ Branch address: _________________ ______________________________	Bank Account no.	Type of account	Clearing code
			Branch	Bank

	Bank Code	Reference / identifying no. of Customer with the Company
7 9 6

1. I/we the undersigned _______________________________________  ___________________________
 Accountholder’s name as appearing in the books of the Bank I.D./corporate no.
Of ____________________________________________________________________________________
Street No. City Zip code

hereby instruct you to debit my/our account above in your Branch in respect of _______________________
                                                       (Nature/type of payment)
in the amounts and on the dates supplied to you from time to time by magnetic media, or listed by
Mivneh Taasiya Ltd. as set out below in the “Particulars of the Authorization”.
 (beneficiary’s name)

2.	I am/we are aware that:
a.	This instruction may be cancelled by notice from me/us in writing to the Bank and to
Mivneh Taasiya Ltd. and will enter into effect one business day after the notice in the Bank is given,
 (beneficiary’s name)
and may also be cancelled by operation of law.
b.	I/we will be entitled to cancel in advance any particular debit notice of which will be given by me/us to the Bank in writing, at least one business day prior to the debit date.
c.
I/we will be entitled to cancel any debit, not more than 90 days after the debit date if I/we prove to the Bank that the debit does not match the dates or the amounts prescribed in the Letter of Authorization, (if prescribed).

3.	I am/we are aware that the particulars specified in the Letter of Authorization and the completion thereof are matters which I/we must arrange with the beneficiary.
4.	I am/we are aware that the debit amounts according to this Authorization will appear in the bank statements and no special notice in respect thereof will be sent to me by the Bank.
5.
The Bank will act in accordance with the instructions of this Authorization, so long as the state of the account enables this and as long as there will be nothing by law or otherwise to prevent the implementation thereof.

6.
The Bank may remove me/us from the arrangement set out in this Authorization if there is any reasonable ground for doing so, and will give me notice thereof immediately after making the decision, specifying the reason.

7.	Please confirm to Mivneh Taasiya Ltd. in the counterfoil attached hereto, receipt of these instructions from me/us.
           (Beneficiary’s name)

Particulars of the Authorization

[] 1.    The amount and date of the debit will be fixed from time to time by Mivneh Taasiya Ltd.
                                            (beneficiary’s name)
   according to (basis for the determination). _______________________________________________

[] 2. Details of the debit:
Amount of an isolated debit	No.	Frequency of debit	Linkage Type Basis	Date of first debit	Date of last debit
		[] monthly [] bi-monthly [] ________		/ /	/ /

_______________________
Signature of accountholder/s

Bank Certification

To:
Mivneh Taasiya Ltd. 4 Kaufmann St., Tel Aviv P.O.B. 50341, Tel Aviv 61500 ______________________________	Bank Account no.	Type of account	Clearing code
			Branch	Bank

	Bank Code	Reference / identifying no. of Customer with the Company
7 9 6

We have received instructions from _________________, to honor debits in the sums and at the dates that will appear in magnetic media or in lists that will be presented by you to us from time to time, and which specify the account number or numbers in the Bank, all as set out in the above Authorization.
We have taken note of the instructions and will act in accordance therewith so long as the state of the account enables this, and so long as there is no legal or other impediment to the implementation thereof; and so long as no cancellation instruction will have been received by us in writing from the accountholder/s or the accountholder has been removed from the arrangement.
This Certificate will not derogate from your undertakings towards us according to the indemnity letter signed by you.

Date:_________________	Yours faithfully,

Bank _________________

Branch _________________
Signature and stamp of the branch

(signed) Mivneh Taasiya Ltd.                 (signed) Scopus Network Technologies Ltd.

Appendix ‘D’ - Definition of the Adaptations in the Storeroom and Alterations on the Third Floor (Clause 8(a)) of the Addendum)

Part I - Adaptations in the Storeroom

1.	Installation of airconditioning according to the Substitute Lessee’s engineering consultant. The Company will bear the cost of 58% of the amount of the work.

2.	Installation of an electricity and lighting system according to the plan of the Substitute Lessee’s electrical consultant.

3.	Plasterboard, painting and joinery works according to the Substitute Lessee’s architect’s plans.

4.	Installation of an acoustic ceiling according to the Substitute Lessee’s architect’s plans.

It should be clarified that the portion constituting 42% of the airconditioning and antistatic flooring works, including Meda will not be regarded as part of the adaptations in the storeroom, and will be Additional Works (as defined in clause 8(b) of the Addendum).

Part II - Alterations on the Third Floor

1.	Completion of all the missing items according to the Net 2 Wireless approved specification, and completion of the construction of a wall in the CEO’s room.

2.	Replacing the carpets in the meeting rooms with antistatic flooring pursuant to the Substitute Lessee’s architect’s requirements.

3.	Dismantling and assembling doors and completing the construction, painting and joinery according to the Substitute Lessee’s architect’s plan.

It should be clarified that the installation and/or alteration of the airconditioning system and the installation of an electrical system (excluding the public-address system and fire detection system) will not be regarded as part of the alterations on the third floor, and will be Additional Works (as defined in clause 8(b) of the Addendum).

Attached are Bills of Quantities for Execution, pursuant to the Substitute Lessee’s design that constitutes an integral part of this Appendix. It should be clarified that the Company will effect at its own expense, all the works in the Bills of Quantities marked “v’ whereas the remaining works marked “x”, will be carried out at the expense of the Lessee, as stated in clause 8(b) of the Addendum.

Addendum No. 1 to the Addendum to the Agreement of Lease No. 1-03-1430-0 - Bulk Electricity

1.
This Addendum constitutes an integral part of the above-captioned Agreement (hereinafter: “the Principal Agreement”) and all the terms thereof will be construed within their meaning as they appear in the Principal Agreement, unless an intention to the contrary is implied.

2.	The Substitute Lessee declares and acknowledges as follows:

(a)
The Company has brought to its knowledge the fact that the Electric Corporation supplies to the Building (as defined in the Principal Agreement), high-tension electricity and that for this purpose, the Company is the Electric Corporation’s customer.

(b)	That by means of an installation situated at the Building, the Company converts the high-tension electricity to low tension.

(c)
That while the Company is the signatory to a customer agreement with the Electric Corporation, the Substitute Lessee agrees that for all intents and purposes, except with respect to the payments for the electricity services, the Substitute Lessee will be deemed to be the Electric Corporation’s customer.

(d)	That the Company will supply low-tension electricity to the Premises, as set out in this Addendum.

(e)
That the Substitute Lessee will pay directly to the Company, in accordance with bills that will be issued to it by the Company, for its use of electricity at the Premises (hereinafter: “the Electricity Fees”).

The Electricity Fees will be set pursuant to the large corporation’s tariff of the Electric Corporation, for supplying low tension electricity, and according to the Substitute Lessee’s actual use, as measured through a meter designed for a large corporation that will be installed by the Company, in a meter cabinet dedicated for such purpose.

The Electricity Fees will be paid by the Substitute Lessee to the Company on the first of each month with the addition of VAT by the Direct Debit arrangement set out in the Principal Agreement.

(f)
That if it fails to pay to the Company the Electricity Fees and the VAT on due date, the Company may, by 21 days’ prior written notice, terminate the supply of the electricity to the Premises. In such a case, the disconnection expenses of the electricity current and the reconnection thereof to the Premises (if reconnected) will be borne and paid for by the Substitute Lessee.

(g)
That the electricity supply to the Premises will be made by the Company and that it will not be entitled to request the direct supply of electricity from the Electric Corporation and/or from any other party other than the Company. The Substitute Lessee will not be entitled to request from the Electric Corporation to install a separate meter for it or effect direct payment to the Electric Corporation.

(h)
That the manner of use of the electricity in the Premises will be subject to the discretion of the Substitute Lessee, and pursuant to the legal limits or standards or rules regarding electricity and the use thereof, and subject to the remaining provisions of this Addendum.

(i)
That the electricity current that will be made available to the Substitute Lessee at the Premises is 400 triple-phase amp on each complete floor of the Building. This current is the maximum per lessee. In order for the Substitute Lessee not to effect use of a higher current, a semi-automatic cutout switch will be installed at the Premises (in nominal value) and the Substitute Lessee will be prevented from changing or replacing the cutout switch, except by the Company. The same cutout switch will also be installed next to the meter.

(j)
That the electricity supply to the Premises will be AC current, at a frequency of 50 cycles per second, at 230 volt tension between each phase to zero, and/or 400 volt between each phase or will be varied in accordance with the data that will be supplied by the Electric Corporation. The supply will be triple-phase, and secured by semi-automatic fuses, designed for the nominal current of the Premises according to that stated in sub-clause (i) above.

*
In the event of the electrical connection to the Premises being 3 x 100 amps and above, the Substitute Lessee undertakes to install cables to enhance the double output of the electrical installation at the Premises to a rate exceeding the required 0.92 according to the supply rules of the Electric Corporation.

(k)
That the Lessee will not have any claim or ground whatsoever against the Company in respect of the failure to supply the electricity and/or disruptions in the electricity supply originating directly or indirectly in the Electric Corporation. If any disruptions and/or disturbances and/or outages occur in the supply of the electricity, which do not originate in the Electric Corporation, the Company will not be responsible in any form and manner unless it is proved by the Substitute Lessee that such disruption and/or disturbance and/or outage was caused as a result of a malicious or negligent act of the Company.

(l)
That the electrical installation that will be installed by the Substitute Lessee at the Premises will be planned and carried out in a manner whereby the electricity disruptions in the Substitute Lessee’s installation will not cause any overall disturbance and/or electricity outage in the main formation of the upper installation in the project.

(m)
That without derogating from that stated in sub-clause (k) and (l) above, if it installs any electronic or electrical equipment whatsoever at the Premises, it will not be entitled to make any claims or demands whatsoever against the Company on account of a stoppage of the electricity supply to the Premises and/or disruptions in the supply thereof, on condition that the Company has acted reasonably and properly in supplying electricity to the Premises.

(n)
That the electrical installation that will be installed by the Substitute Lessee at the Premises will include cables and automatic systems that will ensure the double supply of the electricity loading at the Premises to a size of 0.92 at least.

3.	(a)
The Company and/or any person on its behalf will be entitled to visit the Premises at any reasonable time, by prior arrangement with the Lessee, and, in cases of emergency, even without prior notice, to examine the electrical installations of the very kinds, and check the safety and conformity thereof to the accepted safety standards.

(b)
Should the Company be of the opinion that any electrical installation that has been installed at the Premises could cause damage to the general electricity system in the Building or constitutes a safety risk or nuisance and does not meet the accepted safety standards and/or that the loading it imposes on the electrical service supply system could disrupt the system - the Company may demand the correction and/or replacement or alteration of such installation, and the Substitute Lessee undertakes to take all the steps required  in order to fulfil its demand, within 15 days.

(c)
The Substitute Lessee will be responsible for all and any damage that will be caused to the electrical equipment and/or installations at the Premises and/or the electricity system outside of the Premises as a result of operating a faulty or unsuitable electrical installation that matching the electric current or the electricity supply.

4.	(a)
The Substitute Lessee will be entitled to carry out at the Premises internal partitioning works of the electrical system and other electrical works as required according to the Substitute Lessee’s needs and the purpose of the Lease.

These works will be carried out by qualified electricians only, according to the requirements of the law and subject to the relevant Israeli standards, at the Substitute Lessee’s expense and full responsibility.

(b)
Prior to implementing such works, the Substitute Lessee will submit the electricity system plans of the Premises, including all the elements thereof to the Company for its prior approval, at least 90 days before the date planned for delivering possession of the Premises to the Lessee, or before the making of the requested change in the electrical system.

(c)
The electrical works will be carried out by the Substitute Lessee solely in accordance with plans that will be approved by the Company. The Substitute Lessee undertakes to effect any correction or alteration in the plans that will be required by the Company. Any electrical works carried out by the Substitute Lessee that do not accord with the approved plans may cause the Company to withhold connecting the Premises to the electrical network in the Building.

(d)
A check of the electrical works at the Premises will be carried out before the delivery date of possession, by a private qualified electrical examiner or Electric Corporation examiner. The connection of the electrical system in the Premises to that of the building will only be effected subject to receiving the approval of such examiner, or from the Electric Corporation, as appropriate, and subject to the conformity of the works that have been carried out to those plans which have been approved.

5.
The Substitute Lessee may not extend or alter or add to the electrical supply installations at the Premises, without the prior written approval of the Company. The Company may disconnect or immediately remove any extension, alteration or addition that have been made without its authorisation. The Substitute Lessee will bear the costs involved in such disconnection or removal. Nothing contained above shall derogate from the Substitute Lessee’s responsibility for any damage that will be caused to the electrical supply installations as a result of such work.

If the Substitute Lessee wishes to enlarge the electrical supply to the Premises, this increase will be subject to the Company’s approval in writing. The Company will not unreasonably withhold its consent to approve the enlargement, except in the case of technical reasons relating to the implementation thereof and reasons on cost-related grounds.

The Substitute Lessee will bear the payment of the enlargement, if it is approved. Such payment will constitute a prior condition for enlarging the electric supply.

6.	(a)
The Substitute Lessee will allow and enable access, at all reasonable times, to any employee representing the Company, to any electrical installation at the Premises, in order to check, maintain, inspect, install, repair, replace defective parts, remove, dismantle and assemble as will be required in the Company’s opinion the electrical installations supplying electricity services to the Premises.

(b)
In order to carry out such works, the Company may temporarily and for such periods as will be required, disconnect the electrical supply to the Premises provided that the period of the disconnection of the electrical supply will be reasonable, having regard to the type of work at the Premises. The Company will give 3 (three) days’ prior written notice of the dates on which the works will be carried out. The Company will endeavour to carry out the works during the times at which activity in the Building will be minimal.

(c)	The Substitute Lessee will ensure that any installation hindering the access and implementation of the works mentioned above will be removed and/or moved.

7.
Any instrument, accessory and other equipment relating to the electricity supply services system and which have been installed by the Company are the exclusive property of the Company, regardless of whether the Substitute Lessee has participated in the purchase and/or installation and/or connection cost of such equipment or not.

8.	(a)
The Lessee will be prohibited from effecting work of any kind in the instruments, accessories and other equipment belonging to the electrical supply service system to the Premises (hereinafter: “the Electrical Equipment”) without receiving the prior written consent of the Company to effect such works.

(b)
The Substitute Lessee will be responsible for keeping all the electrical equipment at the Premises safe and intact, during the entire period of the Lease and/or the use of the Premises, and be responsible towards the Company for any damage that will be caused to the Equipment other than that resulting from reasonable and normal wear.

9.
The Substitute Lessee may not supply and/or sell electricity or supply any electrical services that have been supplied to it by the Company for consideration or otherwise and in any other manner. The Substitute Lessee will not be entitled to supply electricity independently in any manner, including by means of a generator, except for a generator for use in emergencies only.

10.	The Company may disconnect or limit the supply of the electrical services to the Premises and other places in the Building, in the following cases:

(a)
In the event of a stoppage or limitation in the supply of electricity originating in an internal or external defect in the main electrical supply system in the Building, in the case of national or regional electricity cuts originating in the Electric Corporation’s system or in the internal electricity distribution system of the Building.

(b)	In the event of imminent danger to person or property.

(c)	In any other case in which the Company directs the need to suspend the electricity supply, on professional grounds.

(d)
In the event of the Substitute Lessee failing to pay the Company any payment or to the Company in accordance with the Principal Agreement, and/or this Addendum, and which has not been punctually paid, after 15 days’ prior written notice.

(e)	The Company will notify the Lessee in advance of any case of initiated termination and/or limitation in the supply of the electricity.

11.
If, as the result of any law, regulation, order, or act of any sovereign or other competent authority, it will become necessary, at the discretion of the Company, to make any changes in the supply system of the electricity services to the Premises, the Company will make such changes, without the Lessee having any claim and/or demand whatsoever in respect thereof.

12.	(a)
The quantity of electricity used at the Premises is part of the components in respect of for which Electricity Fees will be paid by the Substitute Lessee, in consideration of the supply of electricity services.

(b)
The quantity of electrical energy in kilowatt-hours that will be used by the Substitute Lessee will, as mentioned, be measured by means of a separate meter that will be installed by the Company to measure the amount of electricity used at the Premises.

(c)
Readings of the meter will be made by the Company’s employees, and the notation of such reading will serve as conclusive evidence in regard to the amount of the electricity that has been used by the Substitute Lessee.

(d)
If the meter is not properly functional for a particular period of time, or ceased operating altogether by reason of a malfunction or any other reason, or in the event of the Substitute Lessee having used at the Premises electricity otherwise than via the meter or in a manner that does not conform with this Addendum, a calculation will be made by the Company of the amount of the electricity during such period of time on the basis of an assessment, compared with the use made during previous periods, and if this is not possible, the assessment will be made by way of comparing the use made by similar businesses to that of the Substitute Lessee.

(e)
In the event of the Substitute Lessee contesting the Company’s assessments mentioned above, an electricity engineer to be appointed by the Company will determine the matter, whose determination will be binding and final.

(f)
In any other case in which the Substitute Lessee contests the calculation of the amount of the electricity used at the Premises, its claim will be examined by the Company and if such examination finds that an inaccuracy has occurred in the calculation, for a reason not dependent on the Lessee, the calculation will be corrected and the Substitute Lessee credited and/or debited with the amount of such correction in the next ensuing bill.

(g)
In the event of an examination being made at the request of the Substitute Lessee as above, in which it will be found that there is no basis for the Substitute Lessee’s claims, the Substitute Lessee will bear the costs of the examination in the amount fixed from time to time by the Company.

13.
In the event of an electricity shutdown to the project and/or the Premises, the Company will not be bound to supply electricity to the Premises from an emergency generator or other backup source other than the Electric Corporation, to any part of the Substitute Lessee’s electrical installation, except for the parts that were planned in advance would receive backup from an emergency generator.

14.
Upon the expiration of the Lease Term, or in any case where the Premises are vacated by the Substitute Lessee or in the event of the Principal Agreement being terminated, the meter connected to the Premises will be read and a notation made of such reading. This reading will be used in the final accounting between the parties in relation to the calculation of the Electrical Fees due from the Substitute Lessee to the Company for the supply of electrical services.

15.
Notwithstanding that stated above in this Addendum, the Company may instruct the Lessee to connect to the electricity network and the electrical supply provided by the Israel Electric Corporation Ltd., and in such a case, the terms and conditions of the Electric Corporation will apply to all matters related to the contract and the supply of electricity to the Lessee. The connection expenses to the electrical network will be borne by the Company.

16.
The Company will assign to the Substitute Lessee all the rights which a customer of the Israel Electric Corporation has by law, including the right to compensation in respect of damages on account of malfunctions and/or the failure to supply electricity.

17.
If, by the Commencement Date of the Lease, the Building will not be permanently connected to the electricity network, the Company undertakes to supply to the Substitute Lessee, on the Commencement Date of the Lease, electricity by means of a generator or a number of generators, as determined by the electricity engineer in such output as the Company would have able to supply to the Substitute Lessee if the Premises had been connected to the electrical network.

In witness whereof the parties have set their hand:

Mivneh Taasiya Ltd.	Scopus Network Technologies Ltd.
_________________	_____________________________
The Company	The Substitute Lessee

Addendum No. 2 - Liability and Insurance

Attached to the Agreement dated 2/2/2000 (hereinafter - “the Principal Agreement”)

This Addendum extends the Substitute Lessee’s liability under the Agreement of Lease and also overrides any provision in the Agreement of Lease dealing with the insurance and liability, and in the case of any divergence between the provisions of the Principal Agreement and those contained in this Addendum, the provisions of this Addendum will prevail. The terms used in this Addendum will be construed in the same manner as they are construed in the Principal Agreement.

1.
Without derogating from that stated in clause 10(a) of the Agreement of Lease and in addition to the provisions thereof, it is agreed that the Substitute Lessee will be responsible for any loss, harm or damage to property or person of any kind whatsoever that will be caused to the Lessee and its successors and/or to the Company and its successors and/or to any third party, including, but without derogating from the generality of the foregoing - to the employees and/or suppliers and/or visitors of the Substitute Lessee and/or to the employees and/or successors of the Company following any act or omission of the Substitute Lessee and/or of its employees or its successors and/or following any act of the Substitute Lessee and/or its successors or assigns.

2.
The Substitute Lessee undertakes to compensate the Company immediately upon its first demand, for the full amount of the loss, harm or damage for which the Substitute Lessee is responsible as aforesaid, and that has been caused to the Company or in respect of which the Company has or may pay, and for all the costs borne by the Company or which it may bear in connection with such claim of loss, harm or damage, all without derogating from the rights of the Company under this Agreement and/or at law for any relief or other remedy, all subject to the Company’s immediate notice in writing to the Substitute Lessee of any such claim and the grant of a possibility to defend it. The amount of the compensation mentioned will be deemed to be a debt due to the Company from the Substitute Lessee under the provisions of this Agreement.

3.	3.1
Without derogating from the liability of the Substitute Lessee under this Agreement and at law, the Substitute Lessee undertakes to arrange and maintain, for the entire duration of the Principal Agreement, with a duly authorized and reputable insurance company, the following insurances:

3.1.1
Extended fire insurance of the insurer, for the full value, loss or damage to the contents and all the additions and renovations that have been added to the Premises and/or to the property of any kind whatsoever owned or within the responsibility of the Substitute Lessee and situated at or in the vicinity of the Premises (without derogating from such generality, including the furnishings, equipment, installations and inventories of any kind whatsoever) against the risks of fire, smoke, lightning, explosion, tempest, storm, flooding, earthquakes, liquid and cracked pipes damage, damage by vehicles and/or hoisting instruments, damage by aircraft, strikes and disturbances, malicious damage and burglary. The insurance will include a clause whereby the insurer waives its right to subrogation against the Company and its successors and/or assigns and/or against the tenants and/or other lessees (if the insurances include the same clause regarding the waiver of subrogation against the Substitute Lessee) provided such waiver of the right of subrogation will not apply for the benefit of any person who has caused damage maliciously.

3.1.2
Liability insurance towards third Parties in respect of liability for loss, harm or damage to the person or property of any body or person with a liability limit of not less than a sum equal to $1,000 multiplied by the area of the Premises in square meters, save that such sum will be less than $100,000 nor be greater than $5,000,000 in respect of a single insurance event and in the aggregate during one insurance year period. The insurance will not be subject to any limitation concerning: fire, explosion, panic, hoisting instruments, loading and unloading, contractors and sub-contractors, defective sanitary appliances, poisoning, any harmful matter in food or drink, the making of additions and renovations in the Premises, strike and lockout as well as claims of subrogation on the part of the National Insurance Institute. Such insurance will be extended to indemnify the Company in respect of its liability as owner of the Premises and also in respect of its liability for the acts and/or omissions of the Substitute Lessee, subject to the cross-liability clause under which the insurance will deemed to have been made separately for each of the individuals comprising the assured.

3.1.3
Employers’ liability insurance in respect of the liability of the Substitute Lessee towards the persons employed by it to the limit of the customary and maximum standard liability in Israel on the date of making or renewing the insurance, the insurance not to include any limitation in regard to contractors and sub-contractors and their employees, the making of additions and renovations in the Premises, bait and poisons, and the employment of young persons. The insurance will be extended to indemnify the Company in the event of its claiming, with respect to the occurrence of any work accident, that it bears the duties of an employer towards any of the Substitute Lessee’s employees.

3.1.4
Consequential loss insurance by reason of damage that has been caused to the contents of the Premises and/or the structure in which the Premises are situated, for the full value thereof, following the risks mentioned in clause (3.1.1) above, for an indemnity period of not less than twelve months. The insurance will include a clause regarding the waiver of the insurer of the right of subrogation against the Company and its successors and/or against the substitute lessees and/or other tenants (if their insurances include the same clause regarding the waiver of a right of subrogation against the Substitute Lessee) provided such a waiver of the right of subrogation will not apply for the benefit of any person who has caused damage maliciously.

The above insurances will include an express condition that they have priority to any insurance made by the Company and that the insurer waives any demand or claim regarding sharing of the Company’s insurances.

The insurances will similarly include an express condition whereby the above insurances will not be reduced nor cancelled for the duration of the term of the Principal Agreement, without at least 60 days’ prior notice having been given to the Company by registered mail.

3.2
In the event of the Substitute Lessee turning to the Company requesting to permit prior entry to the Premises and such authority has been granted to it in writing by the Company, then, without derogating from the remaining conditions which may be imposed by the Company, the Substitute Lessee undertakes to perform that stated in clause 3.1 above as from the date of such prior entry, the term “prior entry” for the purpose of this clause meaning the placing of any property in the Premises and/or the authority to effect additions and renovations in the Premises.

3.3
If, in the Substitute Lessee’s opinion, it is necessary to make additional and/or supplementary insurance to such insurances of the Substitute Lessee, the Substitute Lessee undertakes to make and maintain such additional and/or supplementary insurances, such additional or supplementary insurance to include a clause containing a waiver of the right of subrogation against the Company and its successors (and also against the other lessees and/or tenants if their insurances contain the same clause regarding a waiver of subrogation) with respect to property insurances and/or the name of the assured will be extended to include the Company, subject to a cross-liability clause with respect to liability insurances.

3.4
The Company may, at its discretion, require the Substitute Lessee to furnish a certificate of the making of the insurances mentioned in clause 3.1 above. In such a case, the Substitute Lessee undertakes, within 7 days of such demand, to furnish the Company with the certificate confirming that such insurances have been made, duly signed by its insurer. It is hereby expressly agreed that the making of the insurances, furnishing of a certificate regarding the insurance, the examination or non-examination thereof by the Company and/or by any person on its behalf, will not constitute any confirmation of the conformity of the Substitute Lessee’s insurances to that which has been agreed, or regarding the quality, validity, extent or absence thereof; and this will not impose any obligation whatsoever on the Company and/or any on the persons representing it and/or remove any liability whatsoever from the Substitute Lessee.

Without any demand on the part of the Company, the Substitute Lessee undertakes to re-deposit the insurance certificates during every year of insurance before the expiry of the Substitute Lessee’s insurances or any of them, so long as the Principal Agreement is in force.

On each occasion that the Substitute Lessee’s insurer notifies the Company that the Substitute Lessee’s insurances are about to be reduced or cancelled, as stated in the last passage of clause 3.1 above, the Substitute Lessee undertakes to reconstitute the Substitute Lessee’s insurances and furnish a new certificate of insurance, 30 days prior to the date of such reduction or cancellation.

3.5
It is stipulated and agreed between the parties that the non-exercise by the Company of its right to receive such certificates mentioned in clause 3.4 above will not be deemed to be a waiver on the part of the Company with respect to the duty to maintain the insurances and/or furnish the insurance certificates.

4.
The Substitute Lessee undertakes to strictly uphold all the terms of the Substitute Lessee’s insurance, update the insurance amount in respect of the insurances mentioned in clauses (3.1.1), and (3.1.4) above from time to time in order to always reflect the full value of the property insured thereunder, and fully and punctually pay the insurance premiums.

5.	The Company will make and maintain, for the entire duration of the term of the Principal Agreement, either independently or by the Management Company, the following insurances:

5.1
Insurance insuring the loss or damage to the structure of the Premises (with the exception of additions and renovations added now or hereafter by the Lessee or its successors) in the full value thereof, and, without derogating from the generality of the foregoing, including against the risks of fire, smoke, explosion, storm, tempest, flood, earthquake, damage by liquid, harm caused by vehicles and/or hoisting instruments, harm by aircraft, disturbances, strikes, malicious damage and burglary. Such insurance includes a waiver clause by the insurer of the rights of subrogation against the Lessee and its successors, provided such waiver of the right of subrogation will not apply for the benefit of a person who has caused damage maliciously.

5.2
Insurance of liability towards third parties in respect of the liability of the Company by reason of loss, harm or damage to person or property of any person and/or body whatsoever, with a limit of liability of $3 million per event and cumulatively throughout the duration of a single annual insurance term. The insurance will not be subject to any limitation regarding fire, explosion, panic, hoisting, loading and unloading instruments, contractors and sub-contractors, defective sanitary installations, poisoning, strike and lockout as well as claims of subrogation on the part of the National Insurance Institute. Such insurance will be extended to indemnify the Substitute Lessee in respect of its liability for the acts and/or omissions of the Company by reason of harm or damage caused outside the area of the Premises, subject to a cross-liability clause by which the insurance will have been deemed to have been made separately for each of the individuals comprising the assured.

5.3
Employers’ liability insurance in respect of the liability of the Company towards the persons employed by it with a limitation on liability in the sum of $1,500,000 per claimant, $2,500,000 per event and $500,000 cumulatively for the term of the insurance, the insurance not to include any limitation regarding contractors and sub-contractors and their respective employees, bait and poison, and the employment of young persons.

The Company expressly exempts the Substitute Lessee from any liability for any damage for which the Company is entitled to indemnity under the insurance mentioned in clause 5.1 above, and will have no claim and/or demand against the Substitute Lessee in respect of such damage, subject to the proviso contained at the end of this clause. The exemption from liability will not apply in favour of any person that has caused damage with malicious intent.

The Substitute Lessee will, in respect of any insurance event caused and which is insured under the policy in consequence of any of the circumstances described in clause 10 of the Principal Agreement and/or under clause 1 of this Addendum above, bear the amount of the deductible according to such policy on condition that the Lessee’s deductible in respect of any such insurance event will not exceed the amount equal to the area of the Premises multiplied by $10 per square meter, or the sum of $22,000 - whichever is the lower.

6.
The Substitute Lessee hereby expressly exempts the Company and the other substitute lessees and/or tenants (if their agreements contain the same exemption against the Substitute Lessee) from any liability for damage for which it is entitled to indemnity under the insurances mentioned in clauses (3.1.1) and (3.1.4 above, or for which it would have been entitled to indemnity had not been for the deductible specified in that insurance, and will have no claim or demand against the above in respect of such damage. The exemption from the liability will not apply in favour of any person who has caused damage with malicious intent.

Notwithstanding the foregoing, it is agreed that the Substitute Lessee will be entitled not to effect any loss of profits insurance as mentioned in clause (3.1.4) above, save that the exemption mentioned above will apply as if such insurance had been made.

7.
Without derogating from the Substitute Lessee’s liability set out in this Addendum above, it is agreed between the parties that in respect of the insurances mentioned in clause 5 above, the Substitute Lessee will bear the amount specified in clause 17 of Appendix ‘A’ to the Agreement, on the 1st day of every three months (hereinafter - “the Insurance Expenses”).

There will be added to the Insurance Expenses Linkage Differentials the calculation of which will be made as mentioned in clause 3(a) of the Principal Agreement, mutatis mutandis, in accordance with that stated above in this clause.

The due reimbursement of the Insurance Expenses will be treated as payment of rent for all purposes, including the obligation to pay payments of interest and linkage in respect of the arrears in payment of the Insurance Expenses. Value Added Tax at the lawful rate will be added to the Insurance Expenses, Linkage Differentials and, where appropriate, to the interest also, and that tax will apply to the Substitute Lessee and will be paid by it together with the payment to which the VAT relates.

If the Company will be required by its insurer to pay it additional sums over and above that payable by it at the time of the signature of this Addendum, in respect of the insurances mentioned above, then the Company may charge the Substitute Lessee additional sums equal to the Substitute Lessee’s proportional percentage of all the Insurance Expenses mentioned above, and the Substitute Lessee undertakes to pay the Company such additional sums on the first of the month following the date of the insurance company’s demand or on such later date as will be determined by the Company.

The addition will be fixed according to the rate of the increase between the Insurance Expenses which the Company will become liable to pay to its insurer, and the Expenses paid by the Company prior to the increase thereof. Upon the occurrence of the foregoing, the Company will furnish to the Lessee, upon its demand, a written certificate of the Company’s auditor of the amount of the increase in the Insurance Expenses and the determination by the auditor will be of binding effect against the Lessee.

8.	The Substitute Lessee may inspect the copy of the insurance policy issued to the Company at the Company’s offices in Tel Aviv, and at each of its branches, after prior arrangement.

9.
For the removal of any doubt, it is agreed by the parties that the insurance benefits receivable by the Company under the insurance policy made by the Company as mentioned in clause 5 above, will be paid to, and belong solely, to the Company.

10.	The stamp duty costs of this Addendum will be borne and paid by the Substitute Lessee.

In witness whereof the parties have set their hands:

Mivneh Taasiya Ltd. (signed)	Scopus Network Technologies (signed)

__________________	________________________
The Company	The Substitute Lessee

Appendix to Addendum No. 2: Substitute Lessee’s Insurance Certificate

Date: ____________

Mivneh Taasiya Ltd.
(hereinafter: “the Company”)
4 Kaufman Street, Sherbet House
Tel Aviv

Dear Sir/Madam,

Re:	Insurance certificate according to the Addendum
To the Agreement dated ______________ (hereinafter: “the Agreement”)
Between you and_________________________ (hereinafter: “the Substitute Lessee”)

We hereby confirm that commencing from _______________, we have effected in the name of the Substitute Lessee, the following insurances pursuant to that stated in Addendum No. 1 - Liability and Insurance attached to the Agreement.

1.
Extended fire insurance insuring, in the full value thereof, loss or damage to the contents of the Premises and/or the additions and renovations added to the Premises and/or to property of any kind owned or within the responsibility of the Substitute Lessee, in its full value and situated at or in the vicinity of the Premises (without derogating from the generality of that stated - including the furnishings, equipment, installations and inventories of any kind whatsoever) against the risks of fire, smoke, lightning, explosion, storm, tempest, flood, earthquake, damage by liquid burst pipes, damage by vehicles and/or hoisting instruments, damage by aircraft, riots, strikes, malicious damage and burglary.

This insurance includes a waiver clause by the insurer of the right of subrogation against the Company and its successors and/or against the other substitute lessees and/or tenants (if their insurances include a parallel clause concerning a waiver of the right of subrogation against the Substitute Lessee) provided such waiver of the right of subrogation will not apply in favour of any person who has caused malicious damage.

Insurance amount: $ _____________

2.	Third party liability insurance in respect of the liability by reason of loss, harm or damage to the person or property of any person and/or body whatsoever.

The insurance is not subject to any limitation regarding: fire, explosion, panic, hoisting, loading and unloading instruments, contractors and sub-contractors, defective sanitary installations, poisoning, any harmful thing in food or drink, the making of any additions and renovations in the Premises, strike and lockout and claims of subrogation on the part of the National Insurance Institute.

This insurance has been extended to indemnity the Company in respect of its liability as the owner of the Premises and also in respect of its liability for the acts and/or defaults of the Substitute Lessee, subject to the cross-liability clause whereby the insurance is deemed to have been made separately for each of the individuals comprising the assured.

Limit of liability: $ _______________ per event, cumulative for the annual insurance period.

3.
Employers’ liability insurance in respect of the Substitute Lessee’s liability towards those employed by it with the limit of the standard maximum customary in Israel on the date of making or renewing the insurance, the insurance not including any limitation regarding contractors and sub-contractors and their employees, the making of additions and renovations in the Premises, bait and poison and the employment of young persons. The insurance is extended to indemnify the Company in the event of it being pleaded, with respect to the occurrence of any work accident, that it bears the duties of an employer towards any of the Substitute Lessee’s employees.

Limit of liability: $ ____________ per claimant, $ ________ per event and $ ____________ cumulatively for the annual insurance period.

4.
Consequential loss insurance by reason of damage caused to the contents of the Premises and/or the structure in which the Premises are situated, in the full value thereof following the risks mentioned in clause (1) above, for an indemnity period that will be not less than 12 months. The insurance includes a waiver clause of the insurer of the right of subrogation against the Company and its successors and/or any other substitute lessees and/or tenants (if their insurances include a parallel clause regarding the waiver of the right of subrogation against the Substitute Lessee) provided such waiver of the right of subrogation will not apply in favour of any person who has caused malicious damage.

Insurance amount: $ _______________

We hereby certify that all the above insurances have priority as against any insurance made by the Company and that we waive any demand or claim regarding sharing in the Company’s insurances.

We further certify that the above insurances will not be limited nor cancelled for the duration of the term of the Agreement, unless 60 days’ notice at least will have been received to that effect by registered mail in advance.

Subject to the terms and exceptions of the original policies to the extent they have not been expressly varied by this Certificate.

Yours faithfully,

________________	________________	________________	________________
(Insurer’s stamp)	(Insurer’s signature)	(Signatory’s name)	(Position)

Extension and Amendment of the Agreement of Lease No. 0-1430-03-1
This Addendum is made on the 17th June, 2004

Mivneh Taasiya Ltd.
11 Hamanofim Street, Herzliya Pituach
Tel. 09-9717971, Fax. 09-9717970
(hereinafter: “the Company”)

And:	Scopus Network Technologies Ltd.
Corporate No. 51-188910
Of: 10 Ha'amal St., Rosh Ha'ayin
Tel. 03-9007788; Fax. 03-9007778
(hereinafter: “the Lessee”)

WHEREAS
An Agreement of Lease dated 19/8/2001 was made between the parties, including the Addenda thereto (hereinafter: “the Agreement”) in connection with the premises situated in the building at 10 Ha'amal St., Rosh Ha'ayin, (hereinafter: “the Building”) and divided into the following sections: one unit on the first floor of the Building numbered 137.001.301 having an area of 3763 sq.m; one unit on the ground floor of the Building numbered 137.001.005 having an area of 414 sq.m; one unit on the ground floor of the Building numbered 137.001.003 having an area of 227 sq.m; one unit on the basement floor of the Building numbered 137.001.(-1) 05 having an area of 22 sq.m; 78 parking places as delineated on the underground parking lot of the Building and 24 parking places in the upper parking lot of the Building (the three units and the parking places being hereinafter called - “the Premises”); and

WHEREAS	The parties are desirous of varying the terms of the Agreement in relation to the Lease Term of the Lease and the Rent.

It is therefore stipulated, declared and agreed between the parties as follows:

1.	The preamble to this Addendum constitutes an integral part thereof.

2.
The parties hereby agree that the Lease Term pursuant to this Addendum will commence on 1/6/2004 and expire on 31/5/2008. The Lessee will be entitled to shorten the Lease Term and terminate the same on 31/5/2007 or on any date if it gives the Company at least 12 months’ written notice thereof. The Lessee will further be entitled to extend the Lease Term for a further 36 months (hereinafter: “the Option Term”) whereby the Agreement will be extended until 31/5/2011, if it gives the Company 120 days’ advance notice in writing thereof.

3.	The Lessee will pay Principal Rent and Principal Parking Rental in accordance with the following, commencing from 1/6/2004:

The sum of NIS. 190,405 per month in respect of the upper areas in the Building; the sum of NIS. 25,531 per month in respect of the parking places and the sum of NIS. 500 per month in respect of the basement area of the Building;

2

Commencing from 1/6/2006, the Lessee will pay Principal Rent and Principal Parking Rental in accordance with the following:

The sum of NIS. 200,426 per month in respect of the upper areas in the Building; the sum of NIS. 25,531 per month in respect of the parking places and the sum of NIS. 500 per month in respect of the basement area of the Building;

Commencing from 1/6/2008, the Lessee will pay Principal Rent and Principal Parking Rental in accordance with the following:

The sum of NIS. 220,469 per month in respect of the upper areas in the Building; the sum of NIS. 28,084 per month in respect of the parking places and the sum of NIS. 550 per month in respect of the basement area of the Building;

The Principal Rent and the Principal Parking Rental will be linked to the CPI, the Base CPI mentioned in the Agreement being that of April 2004, published on 15/5/2004, standing at 100.4 points.
The Rent and the Parking Rental will be paid on the first day of every three months in advance, commencing from 1/6/2004.

4.
It is to be clarified that the Lessee will not pay to the Company any additional payment in respect of the making of Adaptation Works and/or renovations in the Premises, over and above the payments mentioned in clause 3 above.

5.
The Lessee is hereby granted an option to lease up to 40 parking places in the Building owned by the Company at 14 Haamal St., (hereinafter: “the Neighbouring Building”), at the price of NIS. 160 plus VAT, this option to be available to the Lessee for the duration of the Lease Term mentioned in clause 2 above.

6.	This Addendum constitutes an integral part of the Agreement. In the event of any divergence between the Agreement and the Addendum - the provisions of this Addendum will prevail.

In witness whereof we have set our hands:

Mivneh Taasiya Ltd. (signed)	Scopus Network Technologies Ltd. (signed)

__________________	_____________________
The Company	The Lessee
David Mahlab

Extension and Amendment of the Agreement of Lease No. 0-1430-03-1
This Addendum is made on the 17th June, 2004

Mivneh Taasiya Ltd.
11 Hamanofim Street, Herzliya Pituach
Tel. 09-9717971, Fax. 09-9717970
(hereinafter: “the Company”)

And:	Scopus Network Technologies Ltd.
Corporate No. 51-188910
Of: 10 Ha'amal St., Rosh Ha'ayin
Tel. 03-9007788, Fax. 03-9007778
(hereinafter: “the Lessee”)

WHEREAS
An Agreement of Lease dated 17/6/2004 (hereinafter: “the Principal Agreement”) was made between the parties in connection with the premises situated in the building at 10 Ha'amal St., Rosh Ha'ayin, (hereinafter: “the Building”); and

WHEREAS	The Lessee wishes to lease an additional unit in the Building.

It is therefore stipulated, declared and agreed between the parties as follows:

1.	The preamble to this Addendum constitutes an integral part thereof.

2.
Commencing from 1/7/2004 the unit numbered 137.002.004 having an area of 468 sq.m (hereinafter: “the Additional Premises”) will be added to the Premises. Notwithstanding the foregoing, the Lessee declares that it will use the area of 180 sq.m out of the Additional Premises only.

3.
Commencing from 1/7/2004, the payments of the Rent, Management Fees and Insurance Fees will increase according to the ratio that the area of 180 sq.m. bears to the total areas of the Premises plus 180 sq.m. The Lessee undertakes to notify the Company immediately in the event of the extent of the use of the Additional Premises changing, and the Company will adjust the payments according to the actual use. It is clarified that the Lessee’s undertakings under the Principal Agreement will apply with respect to the Additional Premises only in respect of the proportionate share thereof that will actually be used by it.

4.
In addition, commencing from 1/6/2004, the amount of all the Lessee’s payments to the Company will drop by 1.1% (Rent and Management Fees) in respect of the use that the Partner company makes of the secured protected area on the mezzanine floor of the Building, and for the duration of such use thereof.

5.
It is to be clarified that the Lessee may have a survey made of the Premises, including the Additional Premises by a qualified surveyor and if it transpires that the area of the Premises is otherwise than in accordance with the areas specified in the Principal Agreement and this Addendum thereto, the Rent and the remaining payments applicable to the Lessee in accordance with the Principal Agreement and this Addendum will be adjusted.

2

6.	This Addendum constitutes an integral part of the Agreement. In the event of any divergence between the Agreement and the Addendum - the provisions of this Addendum will prevail.

In witness whereof we have set our hands:

Mivneh Taasiya Ltd. (signed)	Scopus Network Technologies Ltd. (signed)

__________________	_____________________
The Company	The Lessee
David Mahlab

Agreement for the Leasing of Linked Parking Places
Agreement no. 10127249

Between:	Mivneh Taasiya Ltd.
11 Hamanofim Street, Ackerstein Towers, Herzliya Pituach
Tel. 09-9717900; Fax. 09-9717970
(hereinafter: “the Company”)

And:	Scopus Network Technologies Ltd.
Corporate No. 51188910-7
Of: 5 Hatzoref St., Holon
Tel. 03-5576299; Fax. 03-5576249
(hereinafter: “the Lessee”)

1.
Whereas, as part of the Principal Agreement of Lease between the parties dated _________________ and the Addendum to the Agreement dated _________________, the Company hereby leases to the Lessee parking places for exclusive use in the parking lot in the Building at 10 Ha'amal St., Rosh Ha'ayin, (hereinafter: “the Parking Lot”; “the Parking Places”) as set out below: 24 places in the outside Parking Lot and a further 78 Parking Places in the underground Parking Lot. The Parking Places are delineated in green on the plan attached to this Agreement as Appendix A, and marked on the ground; and

2.
Whereas, the Lessee has requested from the Company to take a lease of a further 44 Parking Places and the Company, being the proprietor of the rights in these further Parking Places and there being no impediment to grant a lease of the further Parking Places to the Lessee has agreed to grant a lease to the Lessee exclusively of the following additional Parking Places: 20 Parking Places in the outside Parking Lot and 24 Parking Places in the covered Parking Lot (hereinafter: “the Parking Places”).

3.
The term of the lease of the Additional Parking Places is from 1/7/05 expiring on 31/5/08, all subject to the prior exit dates mentioned in clause 2 of the Addendum to the Agreement of lease numbered 10314300, that was signed between the parties on 17/06/04 (hereinafter: “the Principal Agreement of Lease”).

4.	It is agreed by the parties that the Lessee will be entitled to use each of the Parking Places solely for the parking of one vehicle in one Parking Place.
The Lessee will not be entitled to use the Parking Place for any other purpose except for Parking only.

5.
The Lessee will pay the Company in advance, on the first day of every three months, the Principal Parking Rental for the Additional Parking Places (44) commencing from 1/7/2005, Linkage Differentials will be added to the Principal Parking Rental, as hereinafter defined:

CPI - means the Consumer Price Index, including fruits and vegetables published by the Central Bureau of Statistics. If the base CPI is replaced or the system of calculation and making thereof is replaced or if it is published by another body other than the above Bureau, the Company will make the calculation of the increase in the CPI for the purposes of this clause, having regard to such changes.

2

The Base CPI -  the CPI published on 15/06/05.

New CPI - means the last CPI published from time to time before the date fixed in this Agreement for the making of any of the payments which the Lessee has undertaken to pay as set out above.

Linkage Differentials - means the difference between the New CPI and the Base CPI divided by the Base CPI, and multiplied by the Principal Rent.

NIS. 33,348 commencing from 1/07/05 until 30/09/07.
NIS. 35,015 commencing from 1/10/07 until 30/09/09.

7.8
The Lessee will not be entitled to grant a sub-lease of the Additional Parking Places (44) except to a subsidiary or integrated company of the Lessee, on condition that a Sub-lease Addendum will be signed between the Company and the Lessee whereby the integrated or subsidiary company will assume all the Lessee’s undertakings under this Agreement.

In witness whereof the parties have set their hands:

__________________	_____________________
The Company	The Lessee

Addendum to the Agreement of Lease dated _________________ (hereinafter: “the Principal Agreement”)

Between
Mivneh Taasiya Ltd.
(hereinafter: “the Company”)

And
Scopus Network Technologies Ltd.
(hereinafter: “the Lessee”)

WHEREAS	An Agreement of Lease was signed between the Lessor and the Lessee in relation to Building no. 137.2 in the Afek Park, Rosh Ha'ayin; and

WHEREAS	The Lessee has given notice to the Lessor of its wish to increase the area of the Premises and take a lease of an additional area;

WHEREAS	The Lessor has acceded to its request.

It is therefore stipulated, declared and agreed between the parties as follows:

1.	The preamble to this Addendum constitutes an integral part of the Principal Agreement, in the absence of any intention to the contrary.

2.	Commencing from 1/04/2005, an additional area of 141 sq.m. will be added to the Premises, and numbered 137.2.7 (hereinafter: “the Additional Premises”).

3.	The Term of the Lease of the Additional Premises will expire on 31/5/2008.

4.
It is agreed between the parties that the Company will have the option of withdrawing the Agreement of Lease in respect of the Additional Premises on condition it gives the Lessee 30 days’ prior notice of its intention.

5.	It is agreed between the parties that payment of the rent in respect of the Additional Premises will commence on 1/7/2005, despite the fact that the Agreement commences from 1/4/2005.

6.	The Principal Rent in respect of the Additional Premises (as defined in Appendix A to the Principal Agreement) will be as set out:

NIS. 2,670 commencing from 15/05/05 until 31/05/07.
NIS. 2,805 commencing from 1/6/06 until 31/05/08.

7.	The amounts mentioned in clause 5 of this Addendum above will be linked to the CPI as set out in clause 3(a) of the Principal Agreement, the Base CPI having been published on 15/3/04.

2

In witness whereof the parties have set their hands on 22.3.05:

__________________	_____________________
The Company	The Lessee

(signed) Boaz Plezenstein
Deputy Vice-President for Human Resources
Scopus
Network Technologies Ltd.